Exhibit 10.24

Conformed Copy

Family Dollar Stores, Inc.

Family Dollar, Inc.

$169,000,000 5.41% Series 2005-A Senior Notes, Tranche A, due September 27, 2015

$81,000,000 5.24% Series 2005-A Senior Notes, Tranche B, due September 27, 2015

Note Purchase Agreement

Dated as of September 27, 2005

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Section 21.	Substitution of Purchaser	42

Section 22.	Miscellaneous	42

Section 22.1.	Successors and Assigns	42
Section 22.2.	Payments Due on Non-Business Days	43
Section 22.3.	Accounting Terms	43
Section 22.4.	Severability	43
Section 22.5.	Construction	43
Section 22.6.	Counterparts	43
Section 22.7.	Governing Law	43
Section 22.8.	Jurisdiction and Process; Waiver of Jury Trial	44

Section 1.	Guaranty	2

Section 2.	Representations and Warranties	3

Section 3.	Subsidiary Guarantor’s Obligations Unconditional	5

Section 4.	Full Recourse Obligations; Pari Passu Ranking	10

Section 5.	Waiver	10

Section 6.	Waiver of Subrogation	11

Section 7.	Subordination	12

Section 8.	Effect of Bankruptcy Proceedings, Etc	12

Section 9.	Term of Guaranty	13

Section 10.	Contribution	13

Section 11.	Limitation of Liability	14

Section 12.	Negative Pledge	14

Section 13.	Supplemental Agreement	14

Section 14.	Definitions and Terms Generally	15

v

Schedule A	—	Information Relating to Purchasers

Schedule B	—	Defined Terms

Schedule 4.9	—	Changes in Corporate Structure

Schedule 5.4	—	Subsidiaries of the Obligors, Ownership of Subsidiary Stock, Affiliates

Schedule 5.5	—	Financial Statements

Schedule 5.11	—	Licenses, Permits, Etc.

Schedule 5.15	—	Existing Debt

Schedule 10.4	—	Existing Liens

Exhibit 1-(a)	—	Form of 5.41% Series 2005-A Senior Notes, Tranche A due September 27, 2015

Exhibit 1-(b)	—	Form of 5.24% Series 2005-A Senior Notes, Tranche B due September 27, 2015

Exhibit 2.3	—	Form of Subsidiary Guaranty

Exhibit 4.4(a)	—	Form of Opinion of General Counsel to the Obligors

Exhibit 4.4(b)	—	Form of Opinion of Special Counsel to the Obligors

Exhibit 4.4(c)	—	Form of Opinion of Special Counsel to the Purchasers

Exhibit S	—	Form of Supplement to Note Purchase Agreement

Family Dollar Stores, Inc.

Family Dollar, Inc.

10401 Monroe Road

Charlotte, North Carolina  28201

$169,000,000 5.41% Series 2005-A Senior Notes, Tranche A
due September 27, 2015

$81,000,000 5.24% Series 2005-A Senior Notes, Tranche B
due September 27, 2015

Dated as of
September 27, 2005

To the Purchasers listed in

the attached Schedule A:

Ladies and Gentlemen:

Family Dollar Stores, Inc., a Delaware corporation (“FDSI”), and Family Dollar, Inc., a North Carolina corporation (“FDI” and, together with FDSI, the “Obligors”) jointly and severally agree with the Purchasers listed in the attached Schedule A (the “Purchasers”) to this Note Purchase Agreement (this “Agreement”) as follows:

Section 1.                Authorization of Notes.

Section 1.1.           Description of Notes.  The Obligors will authorize the issue and sale of the following Senior Notes:

Issue	Series and/or Tranche	Aggregate Principal Amount	Interest Rate	Maturity Date
Senior Notes	Series 2005-A, Tranche A	$169,000,000	5.41%	September 27, 2015
Senior Notes	Series 2005-A, Tranche B	$81,000,000	5.24%	September 27, 2015

The Series 2005-A, Tranche A Senior Notes (the “Tranche A Notes”) and the Series 2005-A, Tranche B Senior Notes (the “Tranche B Notes”) described above (collectively, the “Series A Notes”) together with each Series of Additional Notes which may from time to time be issued pursuant to the provisions of Section 2.2 are collectively referred to as the

“Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement).  The Tranche A Notes and Tranche B Notes shall be substantially in the form set out in Exhibit 1(a) and Exhibit 1(b), respectively, with such changes therefrom, if any, as may be approved by the Purchasers and the Obligors.  Certain capitalized terms used in this Agreement are defined in Schedule B; references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

Section 1.2.           Interest Rate.  The Series A Notes shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal thereof from the date of issuance at their respective stated rate of interest payable semi-annually in arrears on the 27th day of March and September in each year and at maturity, commencing on March 27, 2006, until such principal sum shall have become due and payable (whether at maturity, upon notice of prepayment or otherwise) and interest (so computed) on any overdue principal, interest or Make-Whole Amount from the due date thereof (whether by acceleration or otherwise) at the Default Rate until paid.

Section 2.                Sale and Purchase of Notes.

Section 2.1.           Series A Notes.  Subject to the terms and conditions of this Agreement, the Obligors will issue and sell to each Purchaser and each Purchaser will purchase from the Obligors, at the Closing provided for in Section 3, the Series A Notes in the principal amount specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof.  The obligations of each Purchaser hereunder are several and not joint obligations and each Purchaser shall have no obligation and no liability to any Person for the performance or nonperformance by any other Purchaser hereunder.

Section 2.2.           Additional Series of Notes.  The Obligors may, from time to time, in their sole discretion but subject to the terms hereof, issue and sell one or more additional Series of their unsecured promissory notes under the provisions of this Agreement pursuant to a supplement (a “Supplement”) substantially in the form of Exhibit S (with such amendments or modifications thereto as may be agreed to by the parties).  Each additional Series of Notes (the “Additional Notes”) issued pursuant to a Supplement shall be subject to the following terms and conditions:

(i)            each Series of Additional Notes, when so issued, shall be differentiated from all previous Series by sequential alphabetical designation inscribed thereon;

(ii)           Additional Notes of the same Series may consist of more than one different and separate tranches and may differ with respect to outstanding principal amounts, maturity dates, interest rates and premiums, if any, and price and terms of redemption or payment prior to maturity, but all such different and separate tranches of the same Series shall vote as a single class and constitute one Series;

(iii)          each Series of Additional Notes shall be dated the date of issue, bear interest at such rate or rates, mature on such date or dates, be subject to such mandatory and optional prepayment on the dates and at the premiums, if any, have such additional or different conditions precedent to closing, such representations and warranties and such additional covenants as shall be specified in the Supplement under which such Additional Notes are issued and upon execution of any such Supplement, this Agreement shall be amended (a) to reflect such additional covenants without further action on the part of the holders of the Notes outstanding under this Agreement, provided, that any such additional covenants shall inure to the benefit of all holders of Notes so long as any Additional Notes issued pursuant to such Supplement remain outstanding, and (b) to reflect such representations and warranties as are contained in such Supplement for the benefit of the holders of such Additional Notes in accordance with the provisions of Section 16;

(iv)          each Series of Additional Notes issued under this Agreement shall be in substantially the form of Exhibit 1 to Exhibit S hereto with such variations, omissions and insertions as are necessary or permitted hereunder;

(v)           the minimum principal amount of any Note issued under a Supplement shall be $100,000, except as may be necessary to evidence the outstanding amount of any Note originally issued in a denomination of $100,000 or more;

(vi)          all Additional Notes shall constitute Senior Debt of the Obligors and shall rank pari passu with all other outstanding Notes; and

(vii)         no Additional Notes shall be issued hereunder if at the time of issuance thereof and after giving effect to the application of the proceeds thereof, any Default or Event of Default shall have occurred and be continuing.

The obligations of the Additional Purchasers to purchase any Additional Notes shall be subject to the following conditions precedent, in addition to the conditions specified in the Supplement pursuant to which such Additional Notes may be issued:

(a)           Compliance Certificate.  A duly authorized Senior Financial Officer shall execute and deliver to each Additional Purchaser and each holder of Notes an Officer’s Certificate dated the date of issue of such Series of Additional Notes stating that such officer has reviewed the provisions of this Agreement (including any Supplements hereto) and setting forth the information and computations (in sufficient detail) required in order to establish whether after giving effect to the issuance of the Additional Notes and after giving effect to the application of the proceeds thereof, the Obligors are in compliance with the requirements of Section 10.1 on such date (based upon the financial statements for the most recent fiscal quarter ended prior to the date of such certificate).

(b)           Execution and Delivery of Supplement.  The Obligors and each such Additional Purchaser shall execute and deliver a Supplement substantially in the form of Exhibit S hereto  (with such amendments or modifications thereto as may be agreed to by the parties).

(c)           Representations of Additional Purchasers.  Each Additional Purchaser shall have confirmed in the Supplement that the representations set forth in Section 6 are true with respect to such Additional Purchaser on and as of the date of issue of the Additional Notes.

(d)           Execution and Delivery of Guaranty Ratification.  Provided a Collateral Release shall not have occurred, each Subsidiary Guarantor shall execute and deliver a Guaranty Ratification in the form attached to the Subsidiary Guaranty.

Section 2.3.           Subsidiary Guaranty.  (a) The payment by the Obligors of all amounts due with respect to the Notes and the performance by the Obligors of their obligations under this Agreement will be absolutely and unconditionally guaranteed by the Subsidiary Guarantors pursuant to the Subsidiary Guaranty Agreement dated as of even date herewith, which shall be substantially in the form of Exhibit 2.3 attached hereto, and otherwise in accordance with the provisions of Section 9.6 hereof (the “Subsidiary Guaranty”).

(b)           The holders of the Notes agree to discharge and release any Subsidiary Guarantor from the Subsidiary Guaranty upon the written notice of the Obligors, provided that (i) such Subsidiary Guarantor has been released and discharged (or will be released and discharged concurrently with the release of such Subsidiary Guarantor under the Subsidiary Guaranty) as an obligor and guarantor under and in respect of the Bank Credit Agreement and the Obligors so certify to the holders of the Notes in a certificate of a Responsible Officer, (ii) at the time of such release and discharge, the Obligors shall deliver a certificate of a Responsible Officer to the holders of the Notes stating that no Default or Event of Default exists, and (iii) if any fee or other form of consideration is given to any holder of Debt of the Obligors expressly for the purpose of such release, holders of the Notes shall receive equivalent consideration (a “Collateral Release”).

Section 3.                Closing.

The sale and purchase of the Series A Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603 at 10:00 a.m. Central time, at a closing (the “Closing Date”) on September 27, 2005 or on such other Business Day thereafter on or prior to September 27, 2005 as may be agreed upon by the Obligors and the Purchasers.   On the Closing Date, the Obligors will deliver to each Purchaser the Series A Notes to be purchased by such Purchaser in the form of a single Tranche A Note or Tranche B Note, as applicable (or such greater number of Tranche A or Tranche B Notes, as applicable, in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing Date and registered in such Purchaser’s name (or in the name of such Purchaser’s nominee), against delivery by such Purchaser to the Obligors or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Obligors to Account Number                                 , at Bank of America, NA, 11170 N. Central Expressway, Dallas, Texas, ABA Number                                 , in the Account Name of “Family Dollar Stores, Inc.”  If, on the Closing Date, the Obligors shall fail to tender such Series A Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser’s satisfaction, such Purchaser shall, at such Purchaser’s election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

Section 4.                Conditions to Closing.

Each Purchaser’s obligation to purchase and pay for the Series A Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions applicable to the Closing Date:

Section 4.1.           Representations and Warranties.

(a)           Representations and Warranties of the Obligors.  The representations and warranties of each Obligor in this Agreement shall be correct when made and at the time of the Closing.

(b)           Representations and Warranties of the Subsidiary Guarantors. The representations and warranties of the Subsidiary Guarantors in the Subsidiary Guaranty shall be correct when made and at the time of the Closing.

Section 4.2.           Performance; No Default.  Each Obligor and each Subsidiary Guarantor shall have performed and complied with all agreements and conditions contained in this Agreement and the Subsidiary Guaranty required to be performed or complied with by the Obligors and each such Subsidiary Guarantor prior to or at the Closing, and after giving effect to the issue and sale of the Series A Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing.  Neither any Obligor nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 hereof had such Sections applied since such date.

Section 4.3.           Compliance Certificates.

(a)           Officer’s Certificate of the Obligors.  The Obligors shall have delivered to such Purchaser an Officer’s Certificate, dated the Closing Date, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

(b)           Secretary’s Certificate of the Obligors.  Each Obligor shall have delivered to such Purchaser a certificate, dated the Closing Date, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Series A Notes and this Agreement.

(c)           Officer’s Certificate of the Subsidiary Guarantors.  Each Subsidiary Guarantor shall have delivered to such Purchaser an Officer’s Certificate, dated the Closing Date, certifying that the conditions specified in Sections 4.1(b), 4.2 and 4.9 have been fulfilled.

(d)           Secretary’s Certificate of the Subsidiary Guarantors.  Each Subsidiary Guarantor shall have delivered to such Purchaser a certificate, dated the Closing Date, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Subsidiary Guaranty.

Section 4.4.           Opinions of Counsel.  Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the Closing Date (a) from Janet G. Kelley, General Counsel of the Obligors, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Obligors hereby instruct their counsel to deliver such opinion to the Purchasers), (b) from Alston & Bird LLP, special counsel for the Obligors, covering the matters set forth in Exhibit 4.4(b) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Obligors hereby instruct their counsel to deliver such opinion to the Purchasers), and (c) from Chapman and Cutler LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(c) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5.           Purchase Permitted By Applicable Law, Etc.  On the date of the Closing such Purchaser’s purchase of Series A Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof.  If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6.           Sale of Other Notes.  Contemporaneously with the Closing the Obligors shall sell to each other Purchaser and each other Purchaser shall purchase the Series A Notes to be purchased by it at the Closing as specified in Schedule A.

Section 4.7.           Payment of Special Counsel Fees.  Without limiting the provisions of Section 15.1, the Obligors shall have paid on or before the Closing Date, the reasonable fees, reasonable charges and reasonable disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Obligors at least one Business Day prior to the Closing Date.

Section 4.8.           Private Placement Number.  A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Series A Notes.

Section 4.9.           Changes in Corporate Structure.  Neither any Obligor nor any Subsidiary Guarantor shall have changed its jurisdiction of organization or, except as reflected in Schedule 4.9, been a party to any merger or consolidation, or shall have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

Section 4.10.        Subsidiary Guaranty.  The Subsidiary Guaranty shall have been duly authorized, executed and delivered by each Subsidiary Guarantor, shall constitute the legal, valid and binding contract and agreement of each Subsidiary Guarantor and such Purchaser shall have received a true, correct and complete copy thereof.

Section 4.11.        Funding Instructions.  At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of an Obligor confirming the information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Series A Notes is to be deposited.

Section 4.12.        Proceedings and Documents.  All corporate and other organizational proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

Section 5.           Representations and Warranties of the Obligors.

Each Obligor represents and warrants to each Purchaser on the date hereof and the Closing Date that:

Section 5.1.           Organization; Power and Authority.  Each Obligor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Each Obligor has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Series A Notes and to perform the provisions hereof and thereof.

Section 5.2.           Authorization, Etc.  This Agreement and the Notes to be issued on the Closing Date have been duly authorized by all necessary corporate action on the part of each Obligor, and this Agreement constitutes, and upon execution and delivery thereof each such Note upon issuance will constitute, a legal, valid and binding obligation of each Obligor enforceable against each Obligor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3.           Disclosure.  The Obligors, through their agent, Banc of America Securities LLC, have delivered to each Purchaser a copy of a Private Placement Memorandum, dated August, 2005 (the “Memorandum”), relating to the transactions contemplated hereby.  The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Obligors and their Restricted Subsidiaries.  This Agreement, the Memorandum, the documents, certificates or other writings delivered to the Purchasers by or on behalf of an Obligor in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, in each case, delivered to the Purchasers prior to September 6, 2005 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.  Except as disclosed in the Disclosure Documents, since August 28, 2004, there has been no change in the financial condition, operations, business or properties of the Obligors or any of their Restricted Subsidiaries except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.  There is no fact known to any Obligor that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

Section 5.4.           Organization and Ownership of Shares of Subsidiaries; Affiliates.  (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Obligors’ Restricted and Unrestricted Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Obligors and each other Subsidiary, and all other Investments of the Obligors and their Restricted Subsidiaries, (ii) of the Obligors’ Affiliates, other than Subsidiaries, and (iii) of the Obligors’ directors and senior officers.

(b)           All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Obligors and their Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Obligors or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

(c)           Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d)           No Subsidiary is a party to, or otherwise subject to, any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to any Obligor or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

Section 5.5.           Financial Statements; Material Liabilities.  The Obligors have delivered to each Purchaser copies of the financial statements of FDSI and its Subsidiaries listed on Schedule 5.5.  All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the FDSI and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).  The Obligors and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.

Section 5.6.           Compliance with Laws, Other Instruments, Etc.  The execution, delivery and performance by any Obligor of this Agreement and the Series A Notes will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of any Obligor or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which any Obligor or any Subsidiary is bound or by which any Obligor or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to any Obligor or any Subsidiary, or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Obligors or any Subsidiary.

Section 5.7.           Governmental Authorizations, Etc.  No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by any Obligor of this Agreement or the Series A Notes (other than the filing of a Form 8-K with the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934 (as amended)).

Section 5.8.           Litigation; Observance of Agreements, Statutes and Orders.  (a) Except for the FLSA Litigation, there are no actions, suits, investigations or proceedings pending or, to the knowledge of any Obligor, threatened against or affecting any Obligor or any Restricted Subsidiary or any property of any Obligor or any Restricted Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(b)           The FLSA Litigation, individually or in the aggregate, would not reasonably be expected to have a Limited Material Adverse Effect.

(c)           Neither any Obligor nor any Restricted Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental

Laws or the USA Patriot Act) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

Section 5.9.           Taxes.  Each Obligor and its Subsidiaries have filed all Material tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which an Obligor or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP.  No Obligor knows of any basis for any other tax or assessment that would reasonably be expected to have a Material Adverse Effect.  The charges, accruals and reserves on the books of the Obligors and their Subsidiaries in respect of federal, state or other taxes for all fiscal periods are adequate in all Material respects.  The federal income tax liabilities of the Obligors and their Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run, other than for allegations of fraud) for all fiscal years up to and including the fiscal year ended September 1, 2001.

Section 5.10.        Title to Property; Leases.  Each Obligor and its Restricted Subsidiaries have good and sufficient title to their respective properties which the Obligors and their Restricted Subsidiaries own or purport to own that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Obligors or any Restricted Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement.  All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

Section 5.11.        Licenses, Permits, Etc.  Except as disclosed in Schedule 5.11,

(a)           the Obligors and their Restricted Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

(b)           to the best knowledge of each Obligor, no product of such Obligor or any of its Restricted Subsidiaries infringes in any respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; and

(c)           to the best knowledge of each Obligor, there is no violation by any Person of any right of such Obligor or any of its Restricted Subsidiaries with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by such Obligor or any of its Restricted Subsidiaries that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

Section 5.12.        Compliance with ERISA.  (a) Each Obligor and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and would not reasonably be expected to result in a Material Adverse Effect.  Neither any Obligor nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by any Obligor or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of any Obligor or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code or section 4068 of ERISA, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b)           The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities.  The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c)           No Obligor nor any of its ERISA Affiliates has incurred any withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d)           The expected post-retirement benefit obligation (determined as of the last day of FDSI’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of FDSI and its Subsidiaries is not Material.

(e)           The execution and delivery of this Agreement and the issuance and sale of the Series A Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax would be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code.  The representation by each Obligor in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of each Purchaser’s representation in Section 6.3 as to the sources of the funds to be used to pay the purchase price of the Series A Notes to be purchased by such Purchaser.

Section 5.13.        Private Offering by the Obligors.  Neither any Obligor nor anyone acting on any Obligor’s behalf has offered the Series A Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 45 other Institutional Investors, each of which has been offered the Series A Notes in connection with a private sale for investment.  Neither any Obligor nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Series A Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

Section 5.14.        Use of Proceeds; Margin Regulations.  The Obligors will apply the proceeds of the sale of the Series A Notes to repurchase shares of common stock of FDSI, which shares will be retired upon such repurchase, and for other general corporate purposes of the Obligors.  No part of the proceeds from the sale of the Series A Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve any Obligor in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220).  Margin stock does not constitute more than 5% of the value of the consolidated assets of FDSI and its Subsidiaries and no Obligor has any present intention that margin stock will constitute more than 5% of the value of such assets.  As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15.        Existing Debt; Future Liens.  (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Obligors and their Restricted Subsidiaries as of June 30, 2005, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Obligors or their Restricted Subsidiaries.  Neither any Obligor nor any Restricted Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of an Obligor or such Restricted Subsidiary, and no event or condition exists with respect to any Debt of an Obligor or any Restricted Subsidiary, that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b)           Except as disclosed in Schedule 5.15, neither an Obligor nor any Restricted Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.4.

(c)           Neither any Obligor nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Debt of an Obligor or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of an Obligor, except as specifically indicated in Schedule 5.15.

Section 5.16.        Foreign Assets Control Regulations, Etc.  (a) Neither the sale of the Series A Notes by any Obligor hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United

States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

(b)           Neither any Obligor nor any Subsidiary is a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order.  Each Obligor and its Subsidiaries are in compliance, in all material respects, with the USA Patriot Act.

(c)           No part of the proceeds from the sale of the Series A Notes hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such Act applies to the Obligors.

Section 5.17.        Status under Certain Statutes.  Neither any Obligor nor any Restricted Subsidiary is an “investment company” registered or required to be registered under the Investment Company Act of 1940, as amended, or is subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

Section 5.18.        Environmental Matters.  (a) Neither any Obligor nor any Restricted Subsidiary has knowledge of any liability or has received any notice of any liability, and no proceeding has been instituted raising any liability against any Obligor or any of its Restricted Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them, or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect.

(b)           Neither any Obligor nor any Restricted Subsidiary has knowledge of any facts which would give rise to any liability, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect.

(c)           Neither any Obligor nor any of its Restricted Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or has disposed of any Hazardous Materials in each case in a manner contrary to any Environmental Laws in each case in any manner that would reasonably be expected to result in a Material Adverse Effect.

(d)           All buildings on all real properties now owned, leased or operated by the Obligors or any of their Restricted Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply would not reasonably be expected to result in a Material Adverse Effect.

Section 5.19.        Notes Rank Pari Passu.  The obligations of the Obligors under this Agreement and the Notes rank pari passu in right of payment with all other senior unsecured Debt (actual or contingent) of the Obligors, including, without limitation, all senior unsecured Debt of the Obligors described in Schedule 5.15 hereto.

Section 6.                Representations of the Purchaser.

Section 6.1.           Purchase for Investment.  Each Purchaser severally represents that it is purchasing the Series A Notes for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds and not with a view to the distribution thereof (other than any Notes purchased by Banc of America Securities LLC on the Closing Date which are intended to be resold to a “qualified institutional buyer” pursuant to Rule 144A of the Securities Act), provided that the disposition of such Purchaser’s or such pension or trust funds’ property shall at all times be within such Purchaser’s or such pension or trust funds’ control.  Each Purchaser understands that the Series A Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Obligors are not required to register the Series A Notes.

Section 6.2.           Accredited Investor.  Each Purchaser represents that it is an “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others are also “accredited investors”).   Each Purchaser further represents that such Purchaser has had the opportunity to ask questions of the Obligors and received answers concerning the terms and conditions of the sale of the Series A Notes.

Section 6.3.           Source of Funds.  Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Series A Notes to be purchased by such Purchaser hereunder:

(a)           the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b)           the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c)           the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to an Obligor in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d)           the Source constitutes assets of an “investment fund” (within the meaning of Part V of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part V of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of “control” in Section V(e) of the QPAM Exemption) owns a 5% or more interest in an Obligor and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to an Obligor in writing pursuant to this clause (d); or

(e)           the Source constitutes assets of a “plan(s)” (within the meaning of Section IV of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Section IV(d) of the INHAM Exemption) owns a 5% or more interest in an Obligor and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to an Obligor in writing pursuant to this clause (e); or

(f)            the Source is a governmental plan; or

(g)           the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to any Obligor in writing pursuant to this clause (g); or

(h)           the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.3, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

Section 7.                Information as to Obligors.

Section 7.1.           Financial and Business Information.  The Obligors shall deliver to each holder of Notes that is an Institutional Investor:

(a)           Quarterly Statements — within 60 days after the end of each quarterly fiscal period in each fiscal year of FDSI (other than the last quarterly fiscal period of each such fiscal year),

(i)            a consolidated balance sheet of FDSI and its Subsidiaries as at the end of such quarter, and

(ii)           consolidated statements of income, changes in shareholders’ equity and cash flows of FDSI and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that filing with the Securities and Exchange Commission within the time period specified above FDSI’s Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor shall be deemed to satisfy the requirements of this Section 7.1(a);

(b)           Annual Statements — within 105 days after the end of each fiscal year of FDSI,

(i)            a consolidated balance sheet of FDSI and its Subsidiaries, as at the end of such year, and

(ii)           consolidated statements of income, changes in shareholders’ equity and cash flows of FDSI and its Subsidiaries, for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that filing with the Securities and Exchange Commission within the time period specified above of FDSI’s Annual Report on Form 10-K for such fiscal year (together with FDSI’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor shall be deemed to satisfy the requirements of this Section 7.1(b);

(c)           SEC and Other Reports — except for filings referred to in Section 7.1(a) and (b) above, promptly upon their becoming available and, to the extent applicable, one copy of (i) each financial statement, report, notice or proxy statement sent by FDSI or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by FDSI or any Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by FDSI or any Subsidiary to the public concerning developments that are Material; provided that filing of Form 8-K with the Securities and Exchange Commission within the time periods required by the Securities and Exchange Act of 1934 (as amended) and the posting of press releases on FDSI’s website shall satisfy the obligations under this Section 7.1(c);

(d)           Notice of Default or Event of Default — promptly, and in any event within five Business Days after a Responsible Officer becomes aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Obligors are taking or proposes to take with respect thereto;

(e)           ERISA Matters — promptly, and in any event within five Business Days after a Responsible Officer becomes aware of any of the following that would reasonably be expected to have a Material Adverse Effect, a written notice setting forth the nature thereof and the action, if any, that an Obligor or an ERISA Affiliate proposes to take with respect thereto:

(i)            with respect to any Plan, any reportable event, as defined in Section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date thereof; or

(ii)           the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by any Obligor or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii)          any event, transaction or condition that would result in the incurrence of any liability by any Obligor or any ERISA Affiliate pursuant to Title I or IV of ERISA or the imposition of a penalty or excise tax under the provisions of the Code relating to employee benefit plans, or the imposition of any Lien on any of the rights, properties or assets of any Obligor or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing;

(f)            Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to any Obligor or any Subsidiary from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that would reasonably be expected to have a Material Adverse Effect;

(g)           Supplements  — promptly and in any event within 10 Business Days after the execution and delivery of any Supplement, a copy thereof; and

(h)           Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of any Obligor or any of its Subsidiaries or relating to the ability of any Obligor to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

Notwithstanding the foregoing, in the event that one or more Unrestricted Subsidiaries shall either (i) own more than 10% of the total consolidated assets of FDSI and its Subsidiaries, or (ii) account for more than 10% of the consolidated gross revenues of FDSI and its Subsidiaries, determined in each case in accordance with GAAP, then, within the respective periods provided in Section 7.1(a) and (b) above, the Obligors shall deliver to each holder of Notes that is an Institutional Investor, unaudited financial statements of the character and for the dates and periods as in said Sections 7.1(a) and (b) covering such group of Unrestricted Subsidiaries (on a consolidated basis), together with a consolidating statement reflecting eliminations or adjustments required to reconcile the financial statements of such group of Unrestricted Subsidiaries to the financial statements delivered pursuant to Sections 7.1(a) and (b).

Section 7.2.           Officer’s Certificate.  Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

(a)           Covenant Compliance — the information required in order to establish whether the Obligors were in compliance with the requirements of Section 10.1 through Section 10.7 hereof, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

(b)           Event of Default — a statement that such officer has reviewed the relevant terms hereof such review shall not have disclosed the existence during the quarterly or annual period covered by the statements then being furnished of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Obligors shall have taken or proposes to take with respect thereto.

Section 7.3.           Visitation.  Each Obligor shall permit the representatives of each holder of Notes that is an Institutional Investor:

(a)           No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to an Obligor, to visit the principal executive office of any Obligor, to discuss the affairs, finances and accounts of any Obligor and its Subsidiaries with any Obligor’s officers, and (with the consent of the Obligors, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Obligors, which consent will not be unreasonably withheld) to visit the other offices and properties of any Obligor and each Restricted Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

(b)           Default — if a Default or Event of Default then exists, at the expense of the Obligors, to visit and inspect any of the offices or properties of any Obligor or any Restricted Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision any Obligor authorizes said accountants to discuss the affairs, finances and accounts of any Obligor and its Subsidiaries), all at such times and as often as may be requested.

Section 8.                Payment of the Notes.

Section 8.1.           Required Prepayments of Series A Notes.  (a) The entire unpaid principal amount of the Tranche A Notes shall become due and payable on September 27, 2015.

(b)           On September 27, 2011 and on each September 27 thereafter to and including September 27, 2015 the Obligors will prepay $16,200,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Tranche B Notes at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the Notes pursuant to Section 8.2 or Section 8.7, the principal amount of each required prepayment of the Tranche B Notes becoming due under this Section 8.1(b) on and after the date of such prepayment shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment

Section 8.2.           Optional Prepayments with Make-Whole Amount.  The Obligors may, at their option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 10% of the original aggregate principal amount of the Notes then outstanding in the case of a partial prepayment (or such lesser amount as shall be required to effect a partial prepayment resulting from an offer of prepayment pursuant to Section 10.5, which is without any Make-Whole Amount), at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount of each Note then outstanding.  The Obligors will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 20 days and not more than 60 days prior to the date fixed for such prepayment.  Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated respective Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation.  Two Business Days prior to such prepayment, the Obligors shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of each such Make-Whole Amount as of the specified prepayment date.

Section 8.3.           Allocation of Partial Prepayments.  In the case of each partial prepayment of the Notes pursuant to the provisions of Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.  All regularly scheduled partial prepayments made with respect to any Series of Additional Notes pursuant to any Supplement shall be allocated as provided therein.

Section 8.4.           Maturity; Surrender, Etc.  In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount.  From and after such date, unless the Obligors shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount as aforesaid, interest on such principal amount shall cease to accrue.  Any Note paid or prepaid in full shall be surrendered to an Obligor and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.5.           Purchase of Notes.  No Obligor will or will permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes of any Series except (a) upon the payment or prepayment of the Notes of any Series in accordance with the terms of this Agreement (including any Supplement hereto) and the Notes or (b) pursuant to a written offer to purchase any outstanding Notes of any Series made by the Obligors or an Affiliate pro rata to the holders of the Notes of such Series upon the same terms and conditions (except that if such Series has more than one separate tranche, such written offer shall be allocated among all of the separate tranches of such Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof but such written offer may otherwise differ among such separate tranches and such written offer shall be made pro rata to the holders of the same tranches of such Series upon the same terms and conditions).  The Obligors will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.6.           Make-Whole Amount for the Series A Notes.  The term “Make-Whole Amount” means with respect to any Series A Note an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Series A Note, minus the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero.  For the purposes of determining the Make-Whole Amount, the following terms have the following meanings with respect to the Called Principal of such Series A Note:

“Called Principal” means, the principal of the Series A Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, the amount obtained by discounting all Remaining Scheduled Payments from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Series A Note is payable) equal to the Reinvestment Yield.

“Reinvestment Yield” means, 0.50% plus the yield to maturity calculated by using (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date on screen “PX-1” on the Bloomberg Financial Market Service (or such other information service as may replace Bloomberg) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.  In either case, the yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly on a straight line basis between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average

Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

“Remaining Average Life” means, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, all payments of such Called Principal and interest thereon that would be due after the Settlement Date if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of such Series A Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

“Settlement Date” means, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Section 8.7.           Change in Control.   (a) Notice of Change in Control or Control Event.  The Obligors will, within 15 Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control or Control Event, give written notice of such Change in Control or Control Event to each holder of Notes unless notice in respect of such Change in Control (or the Change in Control contemplated by such Control Event) shall have been given pursuant to subparagraph (b) of this Section 8.7.  If a Change in Control has occurred, such notice shall contain and constitute an offer to prepay Notes of each Series as described in subparagraph (c) of this Section 8.7 and shall be accompanied by the certificate described in subparagraph (g) of this Section 8.7.

(b)           Condition to Obligor Action.  The Obligors will not take any action that consummates or finalizes a Change in Control unless (i) at least 15 Business Days prior to such action it shall have given to each holder of Notes written notice containing and constituting an offer to prepay Notes as described in subparagraph (c) of this Section 8.7, accompanied by the certificate described in subparagraph (g) of this Section 8.7, and (ii) contemporaneously with such action, it prepays all Notes required to be prepaid in accordance with this Section 8.7.

(c)           Offer to Prepay Notes.  The offer to prepay Notes contemplated by subparagraphs (a) and (b) of this Section 8.7 shall be an offer to prepay, in accordance with and subject to this Section 8.7, all, but not less than all, the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Proposed Prepayment Date”).  If such Proposed Prepayment Date is in connection with an offer contemplated by subparagraph (a) of this Section 8.7, such date shall be not less than 20 days and not more than

30 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the 20th day after the date of such offer).

(d)           Acceptance.  A holder of Notes may accept the offer to prepay made pursuant to this Section 8.7 by causing a notice of such acceptance to be delivered to any Obligor at least 5 Business Days prior to the Proposed Prepayment Date.  A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.7 shall be deemed to constitute a rejection of such offer by such holder.

(e)           Prepayment.  Prepayment of the Notes to be prepaid pursuant to this Section 8.7 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment and without any Make-Whole Amount.  The prepayment shall be made on the Proposed Prepayment Date except as provided in subparagraph (f) of this Section 8.7.

(f)            Deferral Pending Change in Control.  The obligation of the Obligors to prepay Notes pursuant to the offers required by subparagraph (b) and accepted in accordance with subparagraph (d) of this Section 8.7 is subject to the occurrence of the Change in Control in respect of which such offers and acceptances shall have been made.  In the event that such Change in Control does not occur on the Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until and shall be made on the date on which such Change in Control occurs.  The Obligors shall keep each holder of Notes reasonably and timely informed of (i) any such deferral of the date of prepayment, (ii) the date on which such Change in Control and the prepayment are expected to occur, and (iii) any determination by the Obligors that efforts to effect such Change in Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.7 in respect of such Change in Control shall be deemed rescinded).

(g)           Officer’s Certificate.  Each offer to prepay the Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Senior Financial Officer of an Obligor and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.7; (iii) the principal amount of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 8.7 have been fulfilled; and (vi) in reasonable detail, the nature and date or proposed date of the Change in Control.

(h)           Effect on Required Payments.  The amount of each payment of the principal of the Notes made pursuant to this Section 8.7 shall be applied against and reduce each of the then remaining principal payments due pursuant to Section 8.7 by a percentage equal to the aggregate principal amount of the Notes so paid divided by the aggregate principal amount of the Notes outstanding immediately prior to such payment.

(i)            “Change in Control” Defined.  “Change in Control” means (1) any sale, lease, exchange or other transfer (in a single transaction or a series of related transactions) of all or substantially all of the assets of FDSI to any Person or “group” (within the meaning of the Exchange Act and the rules of the Securities and Exchange Commission thereunder in effect on the date hereof) other than a Restricted Subsidiary in accordance with clause (4) below; (2) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or “group” (within the meaning of the Exchange Act and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) of 51% or more of the outstanding shares of the voting capital stock of FDSI; (3) the first day on which a majority of the members of the Board of Directors of FDSI are not Continuing Directors; or (4) a merger, consolidation or sale of all or substantially all of the assets of FDSI in respect of which FDSI is not the successor corporation (other than a Restricted Subsidiary which assumes the obligations under this Agreement and the Notes).

(j)            “Control Event” Defined.  “Control Event” means:

(i)            the execution by FDSI or any of its Subsidiaries or Affiliates of any agreement or letter of intent with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change in Control,

(ii)           the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change in Control, or

(iii)          the making of any written offer by any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the date of the Closing) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date of the Closing) to the holders of the voting capital stock of FDSI, which offer, if accepted by the requisite number of holders, would result in a Change in Control.

(k)           “Continuing Director” Defined.  “Continuing Director” means, as of any date of determination, any member of the board of directors of FDSI who: (i) was a member of such board of directors on the date hereof; or (ii) was nominated for election or elected to such board of directors with the approval of a majority of the Continuing Directors who were members of such board at the time of such nomination or election.

Section 9.                                                 Affirmative Covenants.

Each Obligor covenants that so long as any of the Notes are outstanding:

Section 9.1.           Compliance with Law.  Without limiting Section 10.8, each Obligor will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, the USA Patriot Act and Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.2.           Insurance.  Each Obligor will, and will cause each of its Restricted Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated except for any non-maintenance that would not reasonably be expected to have a Material Adverse Effect.

Section 9.3.           Maintenance of Properties.  Each Obligor will, and will cause each of its Restricted Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair (similar to other comparable retailers), working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent an Obligor or any Restricted Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Obligors have concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.4.           Payment of Taxes and Claims.  Each Obligor will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of any Obligor or any Subsidiary not permitted by Section 10.4, provided that neither any Obligor nor any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by any Obligor or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and such Obligor or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of such Obligor or such Subsidiary or (ii) the non-filing or nonpayment, as the case may be, of all such taxes and assessments in the aggregate would not reasonably be expected to have a Material Adverse Effect.

Section 9.5.           Corporate Existence, Etc.  Subject to Sections 10.5 and 10.6, each Obligor will at all times preserve and keep in full force and effect its corporate existence, and will at all times preserve and keep in full force and effect the corporate existence of each of its Restricted Subsidiaries (unless such Restricted Subsidiary is merged into an Obligor or a Restricted Subsidiary) and all rights and franchises of the Obligors and their Restricted Subsidiaries unless, in the good faith judgment of the Obligors, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, to have a Material Adverse Effect.

Section 9.6.           Designation of Subsidiaries.  The Obligors may from time to time cause any Subsidiary (other than a Subsidiary Guarantor) to be designated as an Unrestricted Subsidiary or any Unrestricted Subsidiary to be designated a Restricted Subsidiary; provided, however, that at the time of such designation and immediately after giving effect thereto, (a) no Default or Event of Default would exist under the terms of this Agreement, and (b) the Obligors and their Restricted Subsidiaries would be in compliance with all of the covenants set forth in this Section 9 and Section 10 (including, without limitation, Section 10.5) if tested on the date of such action and provided, further, that once a Subsidiary has been designated an Unrestricted Subsidiary, it shall not thereafter be redesignated as a Restricted Subsidiary on more than one occasion.  Within ten (10) days following any designation described above, the Obligors will deliver to the holders of the Notes a notice of such designation accompanied by a certificate signed by a Senior Financial Officer of the Obligors certifying compliance with all requirements of this Section 9.6 and setting forth all information required in order to establish such compliance.

Section 9.7.           Notes to Rank Pari Passu. The Notes and all other obligations under this Agreement of the Obligors are and at all times shall remain direct and unsecured obligations of the Obligors ranking pari passu as against the assets of the Obligors with all other Notes from time to time issued and outstanding hereunder without any preference among themselves and pari passu with all other present and future unsecured Debt (actual or contingent) of the Obligors which is not expressed to be subordinate or junior in rank to any other unsecured Debt of the Obligors.

Section 9.8.           Additional Subsidiary Guarantors.  The Obligors will cause any Subsidiary which is required by the terms of the Bank Credit Agreement to become a party to, or otherwise guarantee, Debt in respect of the Bank Credit Agreement, to enter into the Subsidiary Guaranty and deliver to each of the holders of the Notes (concurrently with the incurrence of any such obligation pursuant to the Bank Credit Agreement) the following items:

(a)           a joinder agreement in respect of the Subsidiary Guaranty;

(b)           a certificate signed by an authorized Responsible Officer of the Obligors making representations and warranties to the effect of those contained in Sections 5.4, 5.6 and 5.7, with respect to such Subsidiary and the Subsidiary Guaranty, as applicable; and

(c)           an opinion of counsel (who may be in-house counsel for an Obligor) addressed to each of the holders of the Notes satisfactory to the Required Holders, to the effect that the Subsidiary Guaranty by such Person has been duly authorized, executed and delivered and that the Subsidiary Guaranty constitutes the legal, valid and binding contract and agreement of such Person enforceable in accordance with its terms, except as an enforcement of such terms may be limited by bankruptcy, insolvency, fraudulent conveyance and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

Section 9.9.           Books and Records. Each Obligor will, and will cause each of its Restricted Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over such Obligor or such Restricted Subsidiary, as the case may be.

Section 10.                                           Negative Covenants.

Each Obligor covenants that so long as any of the Notes are outstanding:

Section 10.1.        Consolidated Debt to Consolidated Total Capitalization. The Obligors will not at any time permit the ratio of Consolidated Debt to Consolidated Total Capitalization to exceed 60%.

Section 10.2.        Fixed Charges Coverage Ratio.  The Obligors will not permit the ratio of Consolidated EBITDAR to Consolidated Fixed Charges for each period of four consecutive fiscal quarters (calculated as at the end of each fiscal quarter of FDSI for the four consecutive fiscal quarters then ended) to be less than 2.00 to 1.00.

Section 10.3.        Priority Debt. The Obligors will not at any time permit the aggregate amount of all Priority Debt to exceed 20% of Consolidated Net Worth, determined as of the end of the then most recently ended fiscal quarter of FDSI.

Section 10.4.        Limitation on Liens.    The Obligors will not, and will not permit any of their Restricted Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of any Obligor or any such Restricted Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits (unless the Obligors make, or cause to be made, effective provision whereby the Notes will be equally and ratably secured with any and all other obligations thereby secured, such security to be pursuant to an agreement reasonably satisfactory to the Required Holders and, in any such case, the Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, of an equitable Lien on such property), except:

(a)           Liens for taxes, assessments or other governmental charges that are not yet due and payable or the payment of which is not at the time required by Section 9.4;

(b)           any attachment or judgment Lien, if the judgment it secures shall either (i) have been discharged, bonded or execution thereof stayed pending appeal within 60 days after the entry thereof or shall have been discharged within 60 days after the expiration of any such stay or (ii) be covered by insurance and the insurer has acknowledged in writing that it is obligated to pay such judgment;

(c)           (i) Liens incidental to the conduct of business or the ownership of properties and assets (including landlords’, carriers’, warehousemen’s, mechanics’, materialmen’s and other similar Liens for sums not yet due and payable), (ii) Liens, deposits and pledges to secure the performance of bids, tenders, leases, or trade contracts, or, (iii) Liens to secure statutory obligations (including obligations under workers compensation, unemployment insurance and other social security legislation) and under liability insurance, (iv) Liens to secure surety or appeal bonds or performance bonds, (v) other Liens incurred in the ordinary course of business and not in connection with the borrowing of money or (vi) Liens securing letters of credit that are issued to secure any of the foregoing obligations described in this Section 10.4(c);

(d)           leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to the ownership of property or assets or the ordinary conduct of the business of an Obligor or any of its Restricted Subsidiaries, on Liens incidental to minor survey exceptions and the like, provided that such Liens do not, in the aggregate, materially detract from the value of such property;

(e)           Liens securing Debt or other obligations of a Restricted Subsidiary to an Obligor or to a Restricted Subsidiary;

(f)            Liens existing as of the date of Closing and reflected in Schedule 10.4;

(g)           Liens incurred after the date of Closing given to secure the payment of the purchase price incurred in connection with the acquisition, construction or improvement of property (other than accounts receivable but including inventory) useful and intended to be used (or sold as inventory) in carrying on the business of an Obligor or a Restricted Subsidiary, including Liens existing on such property at the time of acquisition or construction thereof or Liens incurred within 365 days of such acquisition or completion of such construction or improvement, provided that (i) the Lien shall attach solely to the property acquired, purchased, constructed or improved and the proceeds thereof; (ii) at the time of acquisition, construction or improvement of such property (or, in the case of any Lien incurred within three hundred sixty-five (365) days of such acquisition or completion of such construction or improvement, at the time of the incurrence of the Debt secured by such Lien), the aggregate amount remaining unpaid on all Debt secured by Liens on such property, whether or not assumed by an Obligor or a Restricted Subsidiary, shall not exceed the lesser of (y) the cost of such acquisition, construction or improvement or (z) the Fair Market Value of such property (as determined in good faith by one or more officers of an Obligor to whom authority to enter into the transaction has been delegated by the board of directors of such Obligor); and (iii) at the time of such incurrence and after giving effect thereto, no Default or Event of Default would exist;

(h)           any Lien existing on property of a Person immediately prior to its being consolidated with or merged into an Obligor or a Restricted Subsidiary or its becoming a Restricted Subsidiary, or any Lien existing on any property acquired by an Obligor or any Restricted Subsidiary at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed), provided that (i) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person’s becoming a Restricted Subsidiary or such acquisition of property, (ii) each such Lien shall extend solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property, and (iii) at the time of such incurrence and after giving effect thereto, no Default or Event of Default would exist;

(i)            any extensions, renewals or replacements of any Lien permitted by the preceding subparagraphs (e), (f) and (g) of this Section 10.4, provided that (i) no additional property shall be encumbered by such Liens, (ii) the unpaid principal amount of the Debt or other obligations secured thereby shall not be increased on or after the date of any extension, renewal or replacement, and (iii) at such time and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing; and

(j)            in addition to the Liens described above, any other Liens securing Debt or other obligations not permitted above, including Liens securing Priority Debt of an Obligor or any Restricted Subsidiary, provided that such Priority Debt does not exceed the limitations set forth in Section 10.3.

Section 10.5.        Sales of Assets.  The Obligors will not, and will not permit any Restricted Subsidiary to, sell, lease or otherwise dispose of any substantial part (as defined below) of the assets of the Obligors and their Restricted Subsidiaries; provided, however, that an Obligor or any Restricted Subsidiary may sell, lease or otherwise dispose of assets constituting a substantial part of the assets of the Obligors and their Restricted Subsidiaries if such assets are sold in an arms length transaction and, at such time and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and an amount equal to the net proceeds received from such sale, lease or other disposition (but only with respect to that portion of such assets that exceeds the definition of “substantial part” set forth below) shall be used within 365 days of such sale, lease or disposition, in any combination:

(1)           to acquire productive assets used or useful in carrying on the business of the Obligors and their Restricted Subsidiaries and having a value at least equal to the value of such assets sold, leased or otherwise disposed of (or FDSI or any Restricted Subsidiary is contractually obligated to acquire such productive assets pursuant to a binding contract entered into within such 365 day period so long as such productive assets shall have been acquired within 60 days following such 365 day period); and/or

(2)           to prepay or retire Senior Debt of any Obligor and/or its Restricted Subsidiaries, provided that (i) the Obligors shall offer to prepay each outstanding Note ratably with all such Senior Debt prepaid or retired, and (ii) any such prepayment of the Notes shall be made in accordance with the terms of Section 8.2 (at par and without the payment of any Make-Whole Amount or any other premium).  If any holder of a Note fails to accept such offer of prepayment, then, for purposes of the preceding sentence only, the Obligors nevertheless will be deemed to have paid Senior Debt in an amount equal to the ratable portion for such Note.

As used in this Section 10.5, a sale, lease or other disposition of assets shall be deemed to be a “substantial part” of the assets of the Obligors and their Restricted Subsidiaries if the book value of such assets, when added to the book value of all other assets sold, leased or otherwise disposed of by the Obligors and their Restricted Subsidiaries during any fiscal year, exceeds 15% of the book value of Consolidated Total Assets, determined as of the end of the fiscal quarter immediately preceding such sale, lease or other disposition; provided that there shall be excluded from any determination of a “substantial part” any (i) sale or disposition of assets in the ordinary course of business of the Obligors and their Restricted Subsidiaries, (ii) any transfer of assets from an Obligor to any other Obligor or a Restricted Subsidiary or from any Restricted Subsidiary to an Obligor or another Restricted Subsidiary and (iii) any sale or transfer of property acquired by any Obligor or any Restricted Subsidiary after the date of this Agreement to any Person within 365 days following the acquisition or construction of such property by such Obligor or any Restricted Subsidiary if an Obligor or a Restricted Subsidiary shall concurrently with such sale or transfer, lease such property, as lessee.

For purposes of this Agreement, at any time a Restricted Subsidiary is designated an Unrestricted Subsidiary in accordance with Section 9.6 of this Agreement, the book value of all of the assets of such Subsidiary shall be deemed to be sold for purposes of this Section 10.5 as of the effective date of such designation and such sale of assets shall be subject to the provisions set forth in this Section 10.5.

Section 10.6.        Merger and Consolidation.  The Obligors will not, and will not permit any of its Restricted Subsidiaries to, consolidate with or merge with any other Person or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person; provided that:

(1)           any Restricted Subsidiary of an Obligor may (x) consolidate with or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to, (i) an Obligor or a Restricted Subsidiary so long as in any merger or consolidation involving an Obligor, such Obligor shall be the surviving or continuing corporation or (ii) any other Person so long as the survivor is the Restricted Subsidiary, or (y) convey, transfer or lease all of its assets in compliance with the provisions of Section 10.5; and

(2)           the foregoing restriction does not apply to the consolidation or merger of any Obligor with, or the conveyance, transfer or lease of substantially all of the assets of any Obligor in a single transaction or series of transactions to, any Person so long as:

                (a)           the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of an Obligor as an entirety, as the case may be (the “Successor Corporation”), shall be a solvent entity organized and existing under the laws of the United States of America, any State thereof or the District of Columbia;

(b)           if such Obligor is not the Successor Corporation, such Successor Corporation shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement (and each Supplement thereto) and the Notes (pursuant to such assumption agreements and instruments as shall be reasonably satisfactory to the Required Holders), and the Successor Corporation shall have caused to be delivered to each holder of Notes (A) an opinion of nationally recognized independent counsel, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and (B) an acknowledgment from each Subsidiary Guarantor that the Subsidiary Guaranty continues in full force and effect; and

(c)           immediately after giving effect to such transaction no Default or Event of Default would exist.

No such conveyance, transfer or lease of substantially all of the assets of any Obligor shall have the effect of releasing any Obligor or any successor entity from its liability under this Agreement or the Notes.

Section 10.7.        Restricted Subsidiaries.  FDSI and its Restricted Subsidiaries shall at all times account for 75% of the consolidated total assets of FDSI and all of its Subsidiaries and 75% of the consolidated gross revenues of the FDSI and all of its Subsidiaries.

Section 10.8.        Transactions with Affiliates.  The Obligors will not and will not permit any Restricted Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than an Obligor or another Restricted Subsidiary), except in the ordinary course and upon fair and reasonable terms that are not materially less favorable to the Obligors or such Restricted Subsidiary, taken as a whole, than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

Section 10.9.        Terrorism Sanctions Regulations.  No Obligor will or will permit any Subsidiary to (a) become a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (b) engage in any dealings or transactions with any such Person.

Section 10.10.      Line of Business.  The Obligors will not and will not permit any Restricted Subsidiary to engage in any business if, as a result, the general nature of the business in which the Obligors and the Restricted Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Obligors and the Restricted Subsidiaries, taken as a whole, are engaged on the date of this Agreement.

Section 11.                                           Events of Default.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a)           any Obligor defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b)           any Obligor defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c)           any Obligor defaults in the performance of or compliance with any term contained in Section 10 or any covenant in a Supplement which specifically provides that it shall have the benefit of this paragraph (c) or any Subsidiary Guarantor defaults in the performance of or compliance with any term of the Subsidiary Guaranty beyond any period of grace or cure period provided with respect thereto; or

(d)           any Obligor defaults in the performance of or compliance with any term contained herein or in any Supplement (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default or (ii) any Obligor receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this paragraph (d) of Section 11); or

(e)           any Subsidiary Guaranty of a Material Subsidiary ceases to be a legally valid, binding and enforceable obligation or contract of a Subsidiary Guarantor (other than upon a release of any Subsidiary Guarantor from a Subsidiary Guaranty in accordance with the terms of Section 2.3(b) hereof), or any Subsidiary Guarantor that is a Material Subsidiary or any party by, through or on account of any such Person, challenges the validity, binding nature or enforceability of any such Subsidiary Guaranty of a Material Subsidiary; or

(f)            any representation or warranty made in writing by or on behalf of any Obligor or Subsidiary Guarantor that is a Material Subsidiary in this Agreement or any Subsidiary Guaranty or by any officer of any Obligor or any Subsidiary Guarantor that is a Material Subsidiary in any writing furnished in connection with the transactions contemplated hereby or by any Subsidiary Guaranty proves to have been false or incorrect in any material respect on the date as of which made; or

(g)           (i) any Obligor or any Restricted Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest (in the payment amount of at least $100,000) on any Debt other than the Notes that is outstanding in an aggregate principal amount of at least $25,000,000 beyond any period of grace provided with respect thereto, or (ii) any Obligor or any Restricted Subsidiary is in default in the performance of or compliance with any term of any instrument, mortgage, indenture or other agreement relating to any Debt other than the Notes in an aggregate principal amount of at least $25,000,000 or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared, due and payable, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), any Obligor or any Restricted Subsidiary has become obligated to purchase or repay Debt other than the Notes before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $25,000,000; or

(h)           any Obligor or any Material Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

(i)            a court or governmental authority of competent jurisdiction enters an order appointing, without consent by an Obligor or any of its Material Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of any Obligor or any of its Material Subsidiaries, or any such petition shall be filed against any Obligor or any of its Material Subsidiaries and such petition shall not be dismissed within 60 days; or

(j)            a final judgment or judgments at any one time outstanding for the payment of money aggregating in excess of $25,000,000 (except to the extent of any third party insurance policies in which the insurer has agreed in writing that it is obligated to pay for the amount of such judgment) and which are rendered against one or more of any Obligor, its Restricted Subsidiaries or any Subsidiary Guarantor and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

(k)           if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under Section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under Section 4042 of ERISA to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified any Obligor or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of Section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $25,000,000, (iv) any Obligor or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to

Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) any Obligor or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) any Obligor or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that could increase the liability of any Obligor or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

As used in Section 11(k), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

Section 12.                                           Remedies on Default, Etc.

Section 12.1.        Acceleration.  (a) If an Event of Default with respect to any Obligor described in paragraph (h) or (i) of Section 11 (other than an Event of Default described in clause (i) of paragraph (h) or described in clause (vi) of paragraph (h) by virtue of the fact that such clause encompasses clause (i) of paragraph (h)) has occurred, all the Notes of every Series then outstanding shall automatically become immediately due and payable.

(b)           If any other Event of Default has occurred and is continuing, any holder or holders of more than 50% in aggregate principal amount of the Notes of any Series at the time outstanding may at any time at its or their option, by notice or notices to any Obligor, declare all the Notes of such Series then outstanding to be immediately due and payable.

(c)           If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing with respect to any Notes, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Obligors, declare all the Notes held by such holder or holders to be immediately due and payable.

Upon any Note’s becoming due and payable under this Section 12.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (i) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (ii) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.  Each Obligor acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by any Obligor (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Obligors in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2.        Other Remedies.  If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3.        Rescission.  At any time after the Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 51% in aggregate principal amount of the Notes of any Series then outstanding, by written notice to the Obligors, may rescind and annul any such declaration and its consequences if (a) the Obligors have paid all overdue interest on the Notes of such Series, all principal of and Make-Whole Amount on any Notes of such Series that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount and (to the extent permitted by applicable law) any overdue interest in respect of the Notes of such Series, at the Default Rate, (b) neither any Obligor nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to any Notes of such Series.  No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4.        No Waivers or Election of Remedies, Expenses, Etc.  No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies.  No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.  Without limiting the obligations of the Obligors under Section 15, the Obligors will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

Section 13.                                                              Registration; Exchange; Substitution of Notes.

Section 13.1.        Registration of Notes.  The Obligors shall keep at their principal executive office a register for the registration and registration of transfers of Notes.  The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register.  Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Obligors shall not be affected by any notice or knowledge to the contrary.  The Obligors shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 13.2.        Transfer and Exchange of Notes.  Upon surrender of any Note to any Obligor at the address and to the attention of the designated officer (all as specified in Section 18(iv)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Obligors shall execute and deliver, at the Obligors’ expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same Series (and of the same tranche if such Series has separate tranches) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note.  Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of the Note of such Series originally issued hereunder or pursuant to any Supplement.  Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon.  The Obligors may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes.  Notes shall not be transferred in denominations of less than $500,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $500,000.  Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.3, provided, that in lieu thereof such holder may (in reliance upon information provided by the Obligors, which shall not be unreasonably withheld) make a representation to the effect that the purchase by any holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA.

The Notes have not been registered under the Securities Act or under the securities laws of any state and the holders of the Notes agree that such Notes may not be transferred or resold unless registered under the Securities Act and all applicable state securities laws or unless an exemption from the requirement for such registration is available.

Section 13.3.        Replacement of Notes.  Upon receipt by an Obligor at the address and to the attention of the designated officer (all as specified in Section 18(iv)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a)           in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b)           in the case of mutilation, upon surrender and cancellation thereof,

the Obligors at its own expense shall execute and deliver not more than five Business Days following satisfaction of such conditions, in lieu thereof, a new Note of the same Series (and of the same tranche if such Series has separate tranches), dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

Section 14.                                           Payments on Notes.

Section 14.1.        Place of Payment.  Subject to Section 14.2, payments of principal, Make-Whole Amount and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Bank of America, N.A. in such jurisdiction.  The Obligors may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of an Obligor in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 14.2.        Home Office Payment.  So long as any Purchaser or Additional Purchaser or such Purchaser’s nominee or such Additional Purchaser’s nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Obligors will pay all sums becoming due on such Note for principal, Make-Whole Amount and interest by the method and at the address specified for such purpose for such Purchaser on Schedule A hereto or, in the case of any Additional Purchaser, Schedule A attached to any Supplement pursuant to which such Additional Purchaser is a party, or by such other method or at such other address as such Purchaser or Additional Purchaser shall have from time to time specified to the Obligors in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Obligors made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser or Additional Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to FDSI at its principal executive office or at the place of payment most recently designated by the Obligors pursuant to Section 14.1.  Prior to any sale or other disposition of any Note held by any Purchaser or Additional Purchaser or such Person’s nominee, such Person will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Obligors in exchange for a new Note or Notes pursuant to Section 13.2.  The Obligors will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note.

Section 15.                                           Expenses, Etc.

Section 15.1.        Transaction Expenses.  Whether or not the transactions contemplated hereby are consummated, the Obligors will pay reasonable attorneys’ fees of one special counsel referred to in Section 4.7 for the Purchasers or any Additional Purchasers and, if reasonably required by any Additional Purchasers, one local counsel selected by such Additional Purchasers.  In addition, the Obligors will pay all fees and expenses of the Purchasers, any Additional Purchasers and any other holder of a Note, including reasonable attorneys’ fees of one special counsel for the holders of the Notes and, if reasonably required by the Required Holders, one local counsel for the Holders of the Notes selected by such Required Holders, in connection with any amendments, waivers or consents under or in respect of this Agreement (including any

Supplement) or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement (including any Supplement) or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement (including any Supplement) or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, incurred in connection with the insolvency or bankruptcy of an Obligor or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes.  The Obligors will pay, and will save each Purchaser, each Additional Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes).

Section 15.2.        Survival.  The obligations of the Obligors under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, any Supplement or the Notes, and the termination of this Agreement or any Supplement.

Section 16.                                           Survival of Representations and Warranties; Entire Agreement.

All representations and warranties contained herein or in any Supplement shall survive the execution and delivery of this Agreement, such Supplement and the Notes, the purchase or transfer by any Purchaser or any Additional Purchaser of any such Note or portion thereof or interest therein and the payment of any Note may be relied upon by any subsequent holder of any such Note, regardless of any investigation made at any time by or on behalf of any Purchaser or any Additional Purchaser or any other holder of any such Note.  All statements contained in any certificate or other instrument delivered by or on behalf of the Obligors pursuant to this Agreement or any Supplement shall be deemed representations and warranties of the Obligors under this Agreement; provided, that the representations and warranties contained in any Supplement shall only be made for the benefit of the Additional Purchasers which are party to such Supplement and the holders of the Notes issued pursuant to such Supplement, including subsequent holders of any Note issued pursuant to such Supplement, and shall not require the consent of the holders of existing Notes.  Subject to the preceding sentence, this Agreement (including every Supplement) and the Notes embody the entire agreement and understanding between the Purchasers and the Additional Purchasers and the Obligors and supersede all prior agreements and understandings relating to the subject matter hereof.

Section 17.                                           Amendment and Waiver.

Section 17.1.        Requirements.  (a) This Agreement (including any Supplement) and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Obligors and the Required Holders, except that (i) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof or the corresponding provision of any Supplement, or any defined term (as it is used in any such Section or such corresponding provision of any Supplement), will be effective as to any holder of Notes unless consented to by such holder of

Notes in writing, and (ii) no such amendment or waiver may, without the written consent of all of the holders of Notes at the time outstanding affected thereby, (A) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest (if such change results in a decrease in the interest rate) or of the Make-Whole Amount on, the Notes, (B) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (C) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

(b)           Supplements.  Notwithstanding anything to the contrary contained herein, the Obligors may enter into any Supplement providing for the issuance of one or more Series of Additional Notes consistent with Sections 2.2 and 4.14 hereof without obtaining the consent of any holder of any other Series of Notes.

Section 17.2.        Solicitation of Holders of Notes.

(a)           Solicitation.  The Obligors will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof, any Supplement or of the Notes.  The Obligors will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b)           Payment.  No Obligor will directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof or any Supplement unless such remuneration is concurrently paid, or security is concurrently granted or other credit support is concurrently provided, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

(c)           Consent in Contemplation of Transfer.  Any consent made pursuant to this Section 17 by a holder of Notes that has transferred or has agreed to transfer its Notes to any Obligor, any Subsidiary or any Affiliate of any Obligor and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 17.3.        Binding Effect, Etc.  Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Obligors without regard to whether such Note has been marked to indicate such amendment or waiver.  No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon.  No course of dealing between any Obligor and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note.  As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

Section 17.4.        Notes Held by Obligors, Etc.  Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by any Obligor or any of its Affiliates shall be deemed not to be outstanding.

Section 18.                                           Notices.

All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by a recognized overnight delivery service (with charges prepaid).  Any such notice must be sent:

(i)            if to a Purchaser or such Purchaser’s nominee, to such Purchaser or such Purchaser’s nominee at the address specified for such communications in Schedule A to this Agreement, or at such other address as such Purchaser or such Purchaser’s nominee shall have specified to any Obligor in writing pursuant to this Section 18;

(ii)           if to an Additional Purchaser or such Additional Purchaser’s nominee, to such Additional Purchaser or such Additional Purchaser’s nominee at the address specified for such communications in Schedule A to any Supplement, or at such other address as such Additional Purchaser or such Additional Purchaser’s nominee shall have specified to any Obligor in writing,

(iii)          if to any other holder of any Note, to such holder at such address as such other holder shall have specified to any Obligor in writing pursuant to this Section 18, or

(iv)          if to any Obligor, to such Obligor at its address set forth at the beginning hereof to the attention of Chief Financial Officer, with a copy to the General Counsel, or at such other address as such Obligor shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

Section 19.                                           Reproduction of Documents.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing or by any Additional Purchaser (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser or any Additional Purchaser, may be reproduced by such Purchaser or such Additional Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser or such Additional Purchaser may destroy any original document so reproduced.  Each Obligor agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser or such Additional Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.  This Section 19 shall not prohibit any Obligor or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

Section 20.                                           Confidential Information.

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser or any Additional Purchaser by or on behalf of any Obligor or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of an Obligor or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser or such Additional Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or such Additional Purchaser or any Person acting on such Purchaser’s or such Additional Purchaser’s behalf, (c) otherwise becomes known to such Purchaser or such Additional Purchaser other than through disclosure by an Obligor or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser or such Additional Purchaser under Section 7.1 that are otherwise publicly available.  Each Purchaser and each Additional Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser or such Additional Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser or such Additional Purchaser, provided that such Purchaser or such Additional Purchaser may deliver or disclose Confidential Information to (i) such Purchaser’s or such Additional Purchaser’s directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by such Purchaser’s or such Additional Purchaser’s Notes), (ii) such Purchaser’s or such Additional Purchaser’s financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which such Purchaser or such Additional Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which such Purchaser or such Additional Purchaser offers to purchase any security of an Obligor (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser or such Additional Purchaser, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s or such Additional Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser or such Additional Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser or such Additional Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser or such Additional Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s or such Additional Purchaser’s Notes, the Subsidiary Guaranty and this Agreement.  Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement.  On reasonable request by an Obligor in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with an Obligor embodying the provisions of this Section 20.

Section 21.                                           Substitution of Purchaser.

Each Purchaser and each Additional Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to an Obligor, which notice shall be signed by both such Purchaser or such Additional Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6.  Upon receipt of such notice, any reference to such Purchaser or such Additional Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Affiliate in lieu of such original Purchaser or such original Additional Purchaser.  In the event that such Affiliate is so substituted as a Purchaser or an Additional Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser or such original Additional Purchaser all of the Notes then held by such Affiliate, upon receipt by an Obligor of notice of such transfer, any reference to such Affiliate as a “Purchaser” or an “Additional Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser or such original Additional Purchaser, and such original Purchaser or such original Additional Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

Section 22.                                           Miscellaneous.

Section 22.1.        Successors and Assigns.  All covenants and other agreements contained in this Agreement (including all covenants and other agreements contained in any Supplement) by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

Section 22.2.        Payments Due on Non-Business Days.  Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.4 that the notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

Section 22.3.        Accounting Terms.  All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP.  Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP.

Section 22.4.        Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.5.        Construction.  Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant.  Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.

Section 22.6.        Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 22.7.        Governing Law.  This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 22.8.        Jurisdiction and Process; Waiver of Jury Trial.  (a) Each Obligor irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes.  To the fullest extent permitted by applicable law, each Obligor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)           Each Obligor consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section.  Each Obligor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it.  Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c)           Nothing in this Section 22.8 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against any Obligor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d)           The parties hereto hereby waive trial by jury in any action brought on or with respect to this Agreement, the Notes or any other document executed in connection herewith or therewith.

*   *   *   *   *

The execution hereof by the Purchasers shall constitute a contract among the Obligors and the Purchasers for the uses and purposes hereinabove set forth.  This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

Very truly yours,

Family Dollar Stores, Inc.

By	/s/ R. James Kelly
Name: R. James Kelly
Title: Vice Chairman, Chief Financial Officer and Chief Administrative Officer

Family Dollar, Inc.

By	/s/ R. James Kelly
Name: R. James Kelly
Title: Vice Chairman, Chief Financial Officer and Chief Administrative Officer

Accepted as of the date first written above.

The Prudential Insurance Company of America

By	/s/ Billy Green
Name: Billy Green
Title: Senior Vice President

Gibraltar Life Insurance Co., Ltd.

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By	/s/ Billy Green
Name: Billy Green
Title: Senior Vice President

American Bankers Insurance Company of Florida, Inc.

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By	/s/ Billy Green
Name: Billy Green
Title: Senior Vice President

American Memorial Life Insurance Company

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By	/s/ Billy Green
Name: Billy Green
Title: Senior Vice President

Union Security Insurance Company

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By	/s/ Billy Green
Name: Billy Green
Title: Senior Vice President

Time Insurance Company

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By	/s/ Billy Green
Name: Billy Green
Title: Senior Vice President

ING USA Annuity and Life Insurance Company
ReliaStar Life Insurance Company
ING Life Insurance and Annuity Company
Security Life of Denver Insurance Company

By:	ING Investment Management LLC, as Agent

	By	/s/ Christopher P. Lyons
Name: Christopher P. Lyons
Title: Senior Vice President

Allstate Insurance Company

By	/s/ Carrie A. Cazolas
Name: Carrie A. Cazolas

By	/s/ Jerry D. Zinkula
Name: Jerry D. Zinkula
Authorized Signatories

Allstate Life Insurance Company

By	/s/ Carrie A. Cazolas
Name: Carrie A. Cazolas

By	/s/ Jerry D. Zinkula
Name: Jerry D. Zinkula
Authorized Signatories

Allstate Life Insurance Company of New York

By	/s/ Carrie A. Cazolas
Name: Carrie A. Cazolas

By	/s/ Jerry D. Zinkula
Name: Jerry D. Zinkula
Authorized Signatories

Midland National Life Insurance Company

By	/s/ Michael Damaso
Name: Michael Damaso
Title: Director

North American Company for Life and Health Insurance

By	/s/ Michael Damaso
Name: Michael Damaso
Title: Director

Transamerica Life Insurance and Annuity Company

By	/s/ Debra R. Thompson
Name: Debra R. Thompson
Title: Vice President

Transamerica Occidental Life Insurance Company

By	/s/ Debra R. Thompson
Name: Debra R. Thompson
Title: Vice President

Thrivent Financial for Lutherans

By	/s/ Glen J. Vanic
Name: Glen J. Vanic
Title: Portfolio Manager

United of Omaha Life Insurance Company

By	/s/ Edwin H. Garrison, Jr.
Name: Edwin H. Garrison, Jr.
Title: First Vice President

Banc of America Securities LLC

By	/s/ John J. DeCoursey
Name: John J. DeCoursey
Title: Principal

Modern Woodmen of America

By	/s/ G.P. Odean
Name: G.P. Odean
Title: National Secretary

Security Financial Life Insurance Co.

By	/s/ Kevin W. Hammond
Name: Kevin W. Hammond
Title: Senior Director - Investments

Assurity Life Insurance Company

By	/s/ Victor Weber
Name: Victor Weber
Title: Senior Director - Investments

Schedule A

Name of Purchaser	Tranche	Principal Amount of Notes to be Purchased

ING USA ANNUITY AND LIFE INSURANCE COMPANY c/o ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, Georgia 30327-4349 Attention: Private Placements Fax Number: (770) 690-5057	A	$12,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Family Dollar Stores, Inc. and Family Dollar, Inc., 5.41 Series 2005-A Senior Notes, Tranche A due September 27, 2015 PPN 30704@ AA 2, principal, premium or interest”) to:

The Bank of New York

BFN:                           (for scheduled principal and interest payments) OR

BFN:                           (for all payments other than scheduled principal and interest)

ABA #

Ref.:  ING USA Annuity and Life Company, Acct. No.                 and PPN 30704@ AA 2

Notices

All notices with respect to payments and written confirmation of each such payment to be addressed:

ING Investment Management LLC

5780 Powers Ferry Road, NW, Suite 300

Atlanta, Georgia  30327-4349

Attention:  Operations/Settlements

Fax Number:  (770) 690-4886

All other notices and communications to be addressed as follows with a copy to the address first provided above:

ING Investment Management LLC

100 Washington Avenue South, Suite 1635

Minneapolis, Minnesota  55401-2121

Attention:  Jen Wilson

Phone Number:  (612) 342-7156

Fax Number:  (612) 372-5368

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  41-0991508

SCHEDULE A

(to Note Purchase Agreement)

Name of Purchaser	Tranche	Principal Amount of Notes to be Purchased

RELIASTAR LIFE INSURANCE COMPANY c/o ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, Georgia 30327-4349 Attention: Private Placements Fax Number: (770) 690-5057	A	$12,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Family Dollar Stores, Inc. and Family Dollar, Inc., 5.41 Series 2005-A Senior Notes, Tranche A due September 27, 2015 PPN 30704@ AA 2, principal, premium or interest”) to:

The Bank of New York

BFN:                           (for scheduled principal and interest payments) OR

BFN:                          (for all payments other than scheduled principal and interest)

ABA #

Ref.:  ReliaStar Life Insurance Company, Acct. No.                  and PPN 30704@ AA 2

Notices

All notices with respect to payments and written confirmation of each such payment to be addressed:

ING Investment Management LLC

5780 Powers Ferry Road, NW, Suite 300

Atlanta, Georgia  30327-4349

Attention:  Operations/Settlements

Fax Number:  (770) 690-4886

All other notices and communications to be addressed as follows with a copy to the address first provided above:

ING Investment Management LLC

100 Washington Avenue South, Suite 1635

Minneapolis, Minnesota  55401-2121

Attention:  Jen Wilson

Phone Number:  (612) 342-7156

Fax Number:  (612) 372-5368

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  41-0451140

Name of Purchaser	Tranche	Principal Amount of Notes to be Purchased

ING LIFE INSURANCE AND ANNUITY COMPANY c/o ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, Georgia 30327-4349 Attention: Private Placements Fax Number: (770) 690-5057	A	$12,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Family Dollar Stores, Inc. and Family Dollar, Inc., 5.41 Series 2005-A Senior Notes, Tranche A due September 27, 2015 PPN 30704@ AA 2, principal, premium or interest”) to:

The Bank of New York

BFN:                          (for scheduled principal and interest payments) OR

BFN:                          (for all payments other than scheduled principal and interest)

ABA #

Attention:  P&I Department

Ref.: ING Life Insurance and Annuity Company, Acct. No.                     and PPN 30704@ AA 2

Notices

All notices with respect to payments and written confirmation of each such payment to be addressed:

ING Investment Management LLC

5780 Powers Ferry Road, NW, Suite 300

Atlanta, Georgia  30327-4349

Attention:  Operations/Settlements

Fax Number:  (770) 690-4886

All other notices and communications to be addressed as follows with a copy to the address first provided above:

ING Investment Management LLC

100 Washington Avenue South, Suite 1635

Minneapolis, Minnesota  55401-2121

Attention:  Jen Wilson

Phone Number:  (612) 342-7156

Fax Number:  (612) 372-5368

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  71-0294708

Name of Purchaser	Tranche	Principal Amount of Notes to be Purchased

SECURITY LIFE OF DENVER INSURANCE COMPANY c/o ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, Georgia 30327-4349 Attention: Private Placements Fax Number: (770) 690-5057	A	$4,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Family Dollar Stores, Inc. and Family Dollar, Inc., 5.41 Series 2005-A Senior Notes, Tranche A due September 27, 2015 PPN 30704@ AA 2, principal, premium or interest”) to:

The Bank of New York

BFN:                           (for scheduled principal and interest payments) OR

BFN:                           (for all payments other than scheduled principal and interest)

ABA #

Attention:  P&I Department

Reference:  Security Life of Denver Insurance Company, Account No.                 and
PPN 30704@ AA 2

Notices

All notices with respect to payments and written confirmation of each such payment to be addressed:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, Georgia  30327-4349

Attention:  Operations/Settlements

Fax Number:  (770) 690-4886

All other notices and communications to be addressed as follows with a copy to address first provided above:

ING Investment Management LLC

100 Washington Avenue South, Suite 1635

Minneapolis, Minnesota  55401-2121

Attention:  Jen Wilson

Phone:  (612) 342-7156

Fax Number:  (612) 372-5368

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  84-0499703

Name of Purchaser	Tranche	Principal Amount of Notes to be Purchased

ALLSTATE LIFE INSURANCE COMPANY 3075 Sanders Road, STE G5D Northbrook, Illinois 60062-7127 Attention: Private Placements Department Telephone Number: (847) 402-7117 Telecopier Number: (847) 402-3092	A	$5,000,000 $5,000,000 $2,400,000

Payments

All payments by Fedwire transfer of immediately available funds or ACH payments, identifying the name of the Issuer, the Private Placement Number and the payment as principal, interest or premium in the format as follows:

Bank:

ABA#:

Account name:

Account #:

Reference:             OBI PPN 30704@ AA 2, Family Dollar Stores, Inc. and Family Dollar, Inc., 5.41 Series 2005-A Senior Notes, Tranche A due September 27, 2015, Payment Due Date (09/27/2015) and the type and amount of payment being made.

For Example:

P             (enter “P” and the amount of principal being remitted, for example, P5000000.00)

I             (enter “I” and the amount of interest being remitted, for example, I225000.00)

Notices

All notices of scheduled payments and written confirmation of each such payment, to be addressed:

Allstate Insurance Company

Investment Operations—Private Placements

3075 Sanders Road, STE G4A

Northbrook, Illinois  60062-7127

Telephone:  (847) 402-6672 Private Placements

Telecopy:  (847) 326-7032

All financial reports, compliance certificates and all other written communications, including notice of prepayments to be sent by email (privatecompliance@allstate.com) or hard copy addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  36-2554642

Name of Purchaser	Tranche	Principal Amount of Notes to be Purchased

ALLSTATE INSURANCE COMPANY c/o Allstate Investments LLC Attention: Private Placements Department 3075 Sanders Road, STE G5D Northbrook, Illinois 60062-7127 Telephone: (847) 402-7117 Telecopy: (847) 402-3092	A	$2,600,000

Payments

All payments by Fedwire transfer of immediately available funds or ACH payments, identifying the name of the Issuer, the Private Placement Number and the payment as principal, interest or premium in the format as follows:

Bank:

ABA#:

Account name:

Account #:

Reference:             OBI PPN 30704@ AA 2, Family Dollar Stores, Inc. and Family Dollar, Inc., 5.41 Series 2005-A Senior Notes, Tranche A due September 27, 2015, Payment Due Date (09/27/2015) and the type and amount of payment being made.

For Example:

P                (enter “P” and the amount of principal being remitted, for example, P5000000.00)

I                (enter “I” and the amount of interest being remitted, for example, I225000.00)

Notices

All notices of scheduled payments and written confirmation of such wire transfer to be sent to:

Allstate Investments LLC

Investment Operations—Private Placements

3075 Sanders Road, STE G4A

Northbrook, Illinois  60062-7127

Telephone:  (847) 402-6672 Private Placements

Telecopy:  (847) 326-7032

Email:  PrivateIOD@allstate.com

All financial reports, compliance certificates and all other written communications, including notice of prepayments to be sent by email (privatecompliance@allstate.com) or hard copy addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  36-0719665

Name of Purchaser	Tranche	Principal Amount of Notes to be Purchased

MIDLAND NATIONAL LIFE INSURANCE COMPANY c/o Midland Advisors Company 200 East 10th Street, Suite 301 Sioux Falls, SD 57104 Attention; Melissa Carlson Phone: (605) 782-1943 Fax: (605) 782-1929	A	$10,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Family Dollar Stores, Inc. and Family Dollar, Inc., 5.41 Series 2005-A Senior Notes, Tranche A due September 27, 2015 PPN 30704@ AA 2, principal, premium or interest”) to:

The Bank of New York

ABA #

BNF:

100 Church Street, 7th Floor

New York, NY 10286

Attn:  Principal & Interest Dept.

Ref:  PPN 30704@ AA 2, Family Dollar Stores, Inc. and Family Dollar, Inc., 5.41 Series 2005-A Senior Notes, Tranche A due September 27, 2015

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to be addressed as first provided above with a copy to:

The Bank of New York

F/A/O:

P.O. Box 19266

Newark, NJ 07195

Attention:  Principal & Interest Department

All notices and communications other than those in respect to payments to be addressed as first provided above.

Settlements and documentation:

Guggenheim Partners

135 East 57th Street, 23rd Floor

New York, New York  10022

Attention: Kaitlin Trinh/John Nelson

Phone:  (212) 651-0840 / (212) 381-7559

Fax:  (212) 644-8396

Name of Nominee in which Notes are to be issued:  Hare & Co.

Taxpayer I.D. Number:  46-0164570

Name of Purchaser	Tranche	Principal Amount of Notes to be Purchased

MIDLAND NATIONAL LIFE INSURANCE COMPANY c/o Midland Advisors Company 200 East 10th Street, Suite 301 Sioux Falls, SD 57104 Attention; Melissa Carlson Phone: (605) 782-1943 Fax: (605) 782-1929	A	$10,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Family Dollar Stores, Inc. and Family Dollar, Inc., 5.41 Series 2005-A Senior Notes, Tranche A due September 27, 2015 PPN 30704@ AA 2, principal, premium or interest”) to:

The Bank of New York

ABA #

BNF:

100 Church Street, 7th Floor

New York, NY 10286

Attn:  Principal & Interest Dept.

Ref:  PPN 30704@ AA 2, Family Dollar Stores, Inc. and Family Dollar, Inc., 5.41 Series 2005-A Senior Notes, Tranche A due September 27, 2015

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to be addressed as first provided above with a copy to:

The Bank of New York

F/A/O:

P.O. Box 19266

Newark, NJ 07195

Attention:  Principal & Interest Department

All notices and communications other than those in respect to payments to be addressed as first provided above.

Settlements and documentation:

Guggenheim Partners

135 East 57th Street, 23rd Floor

New York, New York  10022

Attention: Kaitlin Trinh/John Nelson

Phone:  (212) 651-0840 / (212) 381-7559

Fax:  (212) 644-8396

Name of Nominee in which Notes are to be issued:  Hare & Co.

Taxpayer I.D. Number:  46-0164570

Name of Purchaser	Tranche	Principal Amount of Notes to be Purchased

MIDLAND NATIONAL LIFE INSURANCE COMPANY c/o Midland Advisors Company 200 East 10th Street, Suite 301 Sioux Falls, SD 57104 Attention; Melissa Carlson Phone: (605) 782-1943 Fax: (605) 782-1929	A	$6,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Family Dollar Stores, Inc. and Family Dollar, Inc., 5.41 Series 2005-A Senior Notes, Tranche A due September 27, 2015 PPN 30704@ AA 2, principal, premium or interest”) to:

The Bank of New York

ABA #

BNF:

100 Church Street, 7th Floor

New York, NY 10286

Attn:  Principal & Interest Dept.

Ref:  PPN 30704@ AA 2, Family Dollar Stores, Inc. and Family Dollar, Inc., 5.41 Series 2005-A Senior Notes, Tranche A due September 27, 2015

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to be addressed as first provided above with a copy to:

The Bank of New York

F/A/O:

P.O. Box 19266

Newark, NJ 07195

Attention:  Principal & Interest Department

All notices and communications other than those in respect to payments to be addressed as first provided above.

Settlements and documentation:

Guggenheim Partners

135 East 57th Street, 23rd Floor

New York, New York  10022

Attention: Kaitlin Trinh/John Nelson

Phone:  (212) 651-0840 / (212) 381-7559

Fax:  (212) 644-8396

Name of Nominee in which Notes are to be issued:  Hare & Co.

Taxpayer I.D. Number:  46-0164570

Name of Purchaser	Tranche	Principal Amount of Notes to be Purchased

MIDLAND NATIONAL LIFE INSURANCE COMPANY c/o Midland Advisors Company 200 East 10th Street, Suite 301 Sioux Falls, SD 57104 Attention; Melissa Carlson Phone: (605) 782-1943 Fax: (605) 782-1929	A	$3,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Family Dollar Stores, Inc. and Family Dollar, Inc., 5.41 Series 2005-A Senior Notes, Tranche A due September 27, 2015 PPN 30704@ AA 2, principal, premium or interest”) to:

The Bank of New York

ABA #

BNF:

100 Church Street, 7th Floor

New York, NY 10286

Attn:  Principal & Interest Dept.

Ref:  PPN 30704@ AA 2, Family Dollar Stores, Inc. and Family Dollar, Inc., 5.41 Series 2005-A Senior Notes, Tranche A due September 27, 2015

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to be addressed as first provided above with a copy to:

The Bank of New York

F/A/O:

P.O. Box 19266

Newark, NJ 07195

Attention:  Principal & Interest Department

All notices and communications other than those in respect to payments to be addressed as first provided above.

Settlements and documentation:

Guggenheim Partners

135 East 57th Street, 23rd Floor

New York, New York  10022

Attention: Kaitlin Trinh/John Nelson

Phone:  (212) 651-0840 / (212) 381-7559

Fax:  (212) 644-8396

Name of Nominee in which Notes are to be issued:  Hare & Co.

Taxpayer I.D. Number:  46-0164570

Name of Purchaser	Tranche	Principal Amount of Notes to be Purchased

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE c/o Midland Advisors Company 200 East 10th Street, Suite 301 Sioux Falls, SD 57104 Attention; Melissa Carlson Phone: (605) 782-1943 Fax: (605) 782-1929	A	$3,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Family Dollar Stores, Inc. and Family Dollar, Inc., 5.41 Series 2005-A Senior Notes, Tranche A due September 27, 2015 PPN 30704@ AA 2, principal, premium or interest”) to:

The Bank of New York

ABA #

BNF:

100 Church Street, 7th Floor

New York, NY 10286

Attn:  Principal & Interest Dept.

Ref:  PPN 30704@ AA 2, Family Dollar Stores, Inc. and Family Dollar, Inc., 5.41 Series 2005-A Senior Notes, Tranche A due September 27, 2015

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to be addressed as first provided above with a copy to:

The Bank of New York

F/A/O:

P.O. Box 19266

Newark, NJ 07195

Attention:  Principal & Interest Department

All notices and communications other than those in respect to payments to be addressed as first provided above.

Settlements and documentation:

Guggenheim Partners

135 East 57th Street, 23rd Floor

New York, New York  10022

Attention: Kaitlin Trinh/John Nelson

Phone:  (212) 651-0840 / (212) 381-7559

Fax:  (212) 644-8396

Name of Nominee in which Notes are to be issued:  Hare & Co.

Taxpayer I.D. Number:  36-2428931

Name of Purchaser	Tranche	Principal Amount of Notes to be Purchased

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE c/o Midland Advisors Company 200 East 10th Street, Suite 301 Sioux Falls, SD 57104 Attention; Melissa Carlson Phone: (605) 782-1943 Fax: (605) 782-1929	A	$3,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Family Dollar Stores, Inc. and Family Dollar, Inc., 5.41 Series 2005-A Senior Notes, Tranche A due September 27, 2015 PPN 30704@ AA 2, principal, premium or interest”) to:

The Bank of New York

ABA #

BNF:

100 Church Street, 7th Floor

New York, NY 10286

Attn:  Principal & Interest Dept.

Ref:  PPN 30704@ AA 2, Family Dollar Stores, Inc. and Family Dollar, Inc., 5.41 Series 2005-A Senior Notes, Tranche A due September 27, 2015

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to be addressed as first provided above with a copy to:

The Bank of New York

F/A/O:

P.O. Box 19266

Newark, NJ 07195

Attention:  Principal & Interest Department

All notices and communications other than those in respect to payments to be addressed as first provided above.

Settlements and documentation:

Guggenheim Partners

135 East 57th Street, 23rd Floor

New York, New York  10022

Attention: Kaitlin Trinh/John Nelson

Phone:  (212) 651-0840 / (212) 381-7559

Fax:  (212) 644-8396

Name of Nominee in which Notes are to be issued:  Hare & Co.

Taxpayer I.D. Number:  36-2428931

Name of Purchaser	Tranche	Principal Amount of Notes to be Purchased

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY c/o AEGON USA Investment Management, LLC 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-5335 Attention: Director of Private Placements Phone: (319) 369-2432 Fax: (319) 369-2666	A	$30,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Family Dollar Stores, Inc. and Family Dollar, Inc., 5.41% Series 2005-A Senior Notes, Tranche A due September 27, 2015 PPN 30704@ AA 2, principal, premium or interest”) to:

Boston Safe Deposit Trust

ABA #

Credit DDA Account #

Attention:

Custody Account:

Notices

All notices and confirmation of Payment information with respect of the Notes should be sent to:

Email:  paymentnotifications@aegonusa.com

AEGON USA Investment Management, LLC

Attention: Custody Operations-Privates

4333 Edgewood Road N.E.

Cedar Rapids, Iowa  52499-7013

All other notices and communications (including financial statement and reporting) to be addressed as first provided above with a copy to:

AEGON USA Investment Management, LLC

Attention:  Debbie Thompson – Private Placements

400 West Market Street, 10th Floor

Louisville, Kentucky  40202

Phone:  (502) 560-2961

Fax:  (502) 560-2030

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  95-6140222

Name of Purchaser	Tranche	Principal Amount of Notes to be Purchased

THRIVENT FINANCIAL FOR LUTHERANS 625 Fourth Avenue South Minneapolis, Minnesota 55415 Attention: Investment Division Fax Number: (612) 340-5776	A	$15,000,000

Payments

All payments of principal, premium or interest on the account of the Notes shall be made by bank wire transfer (in immediately available funds) to:

ABA #

State Street Bank & Trust Co.

DDA # A/C —

Fund Number:

Fund Name:  Thrivent Financial for Lutherans

All payments must include the following information: Family Dollar Stores, Inc. and Family Dollar, Inc., 5.41 Series 2005-A Senior Notes, Tranche A due September 27, 2015 PPN 30704@ AA 2, Reference Purpose of Payment and Interest and/or Principal Breakdown

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payment and written confirmation of each such payment, to be addressed:

Thrivent Financial for Lutherans

625 Fourth Avenue South

Minneapolis, Minnesota  55415

Attention:  Investment Division

Fax:  (612) 340-5776

with a copy to:

Thrivent Accounts

State Street Kansas City

801 Pennsylvania

Kansas City, Missouri  64105

Attention:  Bart Woodson

Fax:  (816) 691-3610

Name of Nominee in which Notes are to be issued:  Swanbird & Co.

Taxpayer I.D. Number for Swanbird & Co.:  04-3475606

Taxpayer I.D. Number for Thrivent Financial for Lutherans:  39-0123480

Name of Purchaser	Tranche	Principal Amount of Notes to be Purchased

UNITED OF OMAHA LIFE INSURANCE COMPANY Mutual of Omaha Plaza Omaha, Nebraska 68175-1011 Attention: 4-Investment Loan Administration	A	$16,000,000

Payments

All principal and interest payments on or in respect of the Notes shall be made by wire transfer of immediately available funds to:

JPMorgan Chase Bank

ABA #

Private Income Processing

For credit to:  United of Omaha Life Insurance Company

Account Number

a/c

PPN:  30704@ AA 2

Interest Amount:

Principal Amount:

Notices

All notices of payments of principal and interest, on or in respect of the Notes and written confirmation of each such payment, corporate actions and reorganization notifications to:

JPMorgan Chase Bank

14201 Dallas Parkway, 13th Floor

Dallas, Texas  75254-2917

Attention: Income Processing - G. Ruiz

a/c:

All other notices and communications (i.e., quarterly/annual reports, tax filings, modifications, waivers regarding the indenture) to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  47-0322111

Name of Purchaser	Tranche	Principal Amount of Notes to be Purchased

BANC OF AMERICA SECURITIES LLC 214 North Tryon Street NC1-027-14-01 Charlotte, NC 28255 Phone: (704) 386-4534 Facsimile: (704) 388-9269	A	$5,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Family Dollar Stores, Inc. and Family Dollar, Inc., 5.41 Series 2005-A Senior Notes, Tranche A due September 27, 2015 PPN 30704@ AA 2, principal, premium or interest”) to:

The Bank of New York

ABA #

A/C:

FFC:

Ref:  Family Dollar Stores, Inc. and Family Dollar, Inc., 5.41 Series 2005-A Senior Notes, Tranche A due September 27, 2015 PPN 30704@ AA 2

Notices

All notices and communications to be addressed as first provided above with a copy to:

John J. DeCoursey

Banc of America Securities, LLC

9 W. 57th Street

NY1-302-02-01

New York, NY 10019

Phone:  (212) 933-3115

Facsimile:  (212) 583-8570

Name of Nominee in which Notes are to be issued:  Hare & Co.

Taxpayer I.D. Number:  56-2058405

Name of Purchaser	Tranche	Principal Amount of Notes to be Purchased

BANC OF AMERICA SECURITIES LLC 214 North Tryon Street NC1-027-14-01 Charlotte, NC 28255 Phone: (704) 386-4534 Facsimile: (704) 388-9269	A	$4,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Family Dollar Stores, Inc. and Family Dollar, Inc., 5.41 Series 2005-A Senior Notes, Tranche A due September 27, 2015 PPN 30704@ AA 2, principal, premium or interest”) to:

The Bank of New York

ABA #

A/C:

FFC:

Ref:  Family Dollar Stores, Inc. and Family Dollar, Inc., 5.41 Series 2005-A Senior Notes, Tranche A due September 27, 2015 PPN 30704@ AA 2

Notices

All notices and communications to be addressed as first provided above with a copy to:

John J. DeCoursey

Banc of America Securities, LLC

9 W. 57th Street

NY1-302-02-01

New York, NY 10019

Phone:  (212) 933-3115

Facsimile:  (212) 583-8570

Name of Nominee in which Notes are to be issued:  Hare & Co.

Taxpayer I.D. Number:  56-2058405

Name of Purchaser	Tranche	Principal Amount of Notes to be Purchased

MODERN WOODMEN OF AMERICA 1701 First Avenue Rock Island, Illinois 61201 Attention: Investment Department Investment.Department@Modern-Woodmen.org	A	$6,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Family Dollar Stores, Inc. and Family Dollar, Inc., 5.41 Series 2005-A Senior Notes, Tranche A due September 27, 2015 PPN 30704@ AA 2, principal, premium or interest”) to:

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois  60675

ABA #

Account Name:  Modern Woodmen of America

Account Number

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed Attention:  Investment Accounting Department

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  36-1493430

Name of Purchaser	Tranche	Principal Amount of Notes to be Purchased

SECURITY FINANCIAL LIFE INSURANCE CO. 4000 Pine Lake Road P. O. Box 82248 Lincoln, Nebraska 68501-2248	A	$2,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Family Dollar Stores, Inc. and Family Dollar, Inc., 5.41 Series 2005-A Senior Notes, Tranche A due September 27, 2015 PPN 30704@ AA 2, principal, premium or interest”) to:

Union Bank & Trust Company

4732 Calvert Street

Lincoln, Nebraska  68501-2535

ABA #

Account of:  Security Financial Life Insurance Co.

Account Number:

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment to be addressed:

Security Financial Life Insurance Co.

4000 Pine Lake Road

Lincoln, Nebraska  68516

Attention:  Investment Division

Fax:  (402) 458-2170

Phone:  (402) 437-3600

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  47-0293990

Name of Purchaser	Tranche	Principal Amount to be Purchased

ASSURITY LIFE INSURANCE COMPANY Attention: Investment Division 4000 Pine Lake Road Lincoln, Nebraska 68516	A	$1,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

US Bank National Association

13th and M Street

Lincoln, Nebraska  68508

ABA #

For credit to Assurity Life Insurance Company

Account Number:

With sufficient notation to identify the source of the funds.

All notices of payments on or in respect of the Notes and written confirmation of each such payment to be addressed to:

Assurity Life Insurance Company

Attention:  Investment Division

Overnight Mailing Address:

4000 Pine Lake Road

Lincoln, Nebraska  68516

Regular Mailing Address:

P.O. Box 82248

Lincoln, Nebraska  68501-2248

All notices and communications other than those in respect to payments to be addressed to:

Assurity Life Insurance Company

Attention:  Vic Weber

P.O. Box 82248

Lincoln, Nebraska  68501-2248

Phone:  (402) 437-3682

Fax: (402) 458-2170

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  38-1843471

Name of Purchaser	Tranche	Principal Amount of Series B Notes to be Purchased

GIBRALTAR LIFE INSURANCE CO., LTD. c/o Prudential Capital Group Gateway Center 3, 18th Floor 100 Mulberry Street Newark, New Jersey 07102-4077 Attention: Albert Trank, Managing Director Phone: (973) 802-8608 Facsimile: (973) 367-3234 Email: albert.trank@prudential.com	B	$21,500,000

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, New York

ABA No.:

Account No.:

Account Name:

Each such wire transfer shall set forth the name of the Company, a reference to “Family Dollar Stores, Inc. and Family Dollar, Inc., 5.24% Series 2005-A Senior Notes, Tranche B due September 27, 2015, PPN 30704@ AB 0” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

The Gibraltar Life Insurance Co., Ltd.

2-13-10, Nagatacho

Chiyoda-ku, Tokyo 100-8953, Japan

Attention:  Yoshiki Saito, Vice President of Investment Operations Team

Telephone:  81-3-5501-6680

Facsimile:  81-3-5501-6432

Email:  yoshiki.saito@gib-life.co.jp

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  98-0408643

Name of Purchaser	Tranche	Principal Amount of Series B Notes to be Purchased

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA c/o Prudential Capital Group 1170 Peachtree Street, Suit 500 Atlanta, GA 30309 Attention: Managing Director	B	$12,100,000

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Account No.:

Account Name:

JPMorgan Chase Bank

New York, New York

ABA No.:

Each such wire transfer shall set forth the name of the Company, a reference to “Family Dollar Stores, Inc. and Family Dollar, Inc., 5.24% Series 2005-A Senior Notes, Tranche B due September 27, 2015, PPN 30704@ AB 0” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

The Prudential Insurance Company of America

c/o Investment Operations Group

Gateway Center Two, 10th Floor

100 Mulberry Street

Newark, New Jersey  07102-4077

Attention:  Manager, Billings and Collections

Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone:  (973) 367-3141

Facsimile:  (800) 224-2278

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  22-1211670

Name of Purchaser	Tranche	Principal Amount of Series B Notes to be Purchased

AMERICAN BANKERS INSURANCE COMPANY OF FLORIDA, INC. c/o Prudential Private Placement Investors, L.P. Gateway Center 3, 18th Floor 100 Mulberry Street Newark, New Jersey 07102 Attention: Albert Trank, Managing Director Telephone: (973) 802-8608 Facsimile: (973) 624-6432	B	$4,000,000

Payments

All payments on account of the Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JP Morgan Chase Bank

ABA No.:

Account No.:

Account Name: JP Morgan Chase

For further credit to Account No.:

Account Name:

Each such wire transfer shall set forth the name of the Company, a reference to “Family Dollar Stores, Inc. and Family Dollar, Inc., 5.24% Series 2005-A Senior Notes, Tranche B due September 27, 2015, PPN 30704@ AB 0” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices of payments and written confirmations of such wire transfers:

JP Morgan Chase Bank

Investor Services

3 Chase Metrotech Center

North America Insurance, 5S5

Brooklyn, New York  11245

Attention:  Anna Marie Mazza

Telephone:  (718) 242-5399

Facsimile:  (718) 242-8328

and

Fortis, Inc.

One Chase Manhattan Plaza

New York, New York 10005

Attention:  Kevin P. Mahoney

   AVP, Investment Accounting & Treasury Operations

Telephone:  (212) 859-7184

Facsimile:  (212) 859-7043

Address for all other communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  59-0593886

Name of Purchaser	Tranche	Principal Amount of Series B Notes to be Purchased

TIME INSURANCE COMPANY c/o Prudential Private Placement Investors, L.P. Gateway Center 3, 18th Floor 100 Mulberry Street Newark, New Jersey 07102 Attention: Albert Trank, Managing Director Telephone: (973) 802-8608 Facsimile: (973) 624-6432	B	$4,000,000

Payments

All payments on account of the Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

M&I Marshall & Ilsley Bank

Milwaukee, WI

ABA No.:

DDA Account No.:

Account Name:

For further credit to Account No.:

Account Name:

Each such wire transfer shall set forth the name of the Company, a reference to “Family Dollar Stores, Inc. and Family Dollar, Inc., 5.24% Series 2005-A Senior Notes, Tranche B due September 27, 2015, PPN 30704@ AB 0” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices of payments and written confirmations of such wire transfers:

Marshall & Ilsley Trust Company

1000 North Water Street

Milwaukee, WI 53202

Attention:  Kim Palleon

Telephone:  (414) 287-7084

Facsimile:  (414) 287-7125

and

Fortis, Inc.

One Chase Manhattan Plaza

New York, New York 10005

Attention:  Kevin P. Mahoney

    AVP, Investment Accounting & Treasury Operations

Telephone:  (212) 859-7184

Facsimile:  (212) 859-7043

Address for all other communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  39-0658730

A-31

Name of Purchaser	Tranche	Principal Amount of SERIES B Notes to be Purchased

UNION SECURITY INSURANCE COMPANY c/o Prudential Private Placement Investors, L.P. Gateway Center 3, 18th Floor 100 Mulberry Street Newark, New Jersey 07102 Attention: Albert Trank, Managing Director Telephone: (973) 802-8608 Facsimile: (973) 624-6432	B	$1,400,000

Payments

All payments on account of the Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

M&I Marshall & Ilsley Bank

Milwaukee, WI

ABA No.:

DDA Account No.:

Account Name:

For further credit to Account No.:

Account Name:

Each such wire transfer shall set forth the name of the Company, a reference to “Family Dollar Stores, Inc. and Family Dollar, Inc., 5.24% Series 2005-A Senior Notes, Tranche B due September 27, 2015, PPN 30704@ AB 0” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices of payments and written confirmations of such wire transfers:

Marshall & Ilsley Trust Company

1000 North Water Street

Milwaukee, WI 53202

Attention:  Kim Palleon

Telephone:  (414) 287-7084

Facsimile:  (414) 287-7125

and

Fortis, Inc.

One Chase Manhattan Plaza

New York, New York 10005

Attention:  Kevin P. Mahoney

   AVP, Investment Accounting & Treasury Operations

Telephone:  (212) 859-7184

Facsimile:  (212) 859-7043

Address for all other communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  81-0170040

Name of Purchaser	Tranche	Principal Amount of SERIES B Notes to be Purchased

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA c/o Prudential Capital Group 1170 Peachtree Street, Suite 500 Atlanta, GA 30309 Attention: Managing Director	B	$1,000,000

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Account No.:

Account Name:

JPMorgan Chase Bank

New York, New York

ABA No.:

Each such wire transfer shall set forth the name of the Company, a reference to “Family Dollar Stores, Inc. and Family Dollar, Inc., 5.24% Series 2005-A Senior Notes, Tranche B due September 27, 2015, PPN 30704@ AB 0” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

The Prudential Insurance Company of America

c/o Investment Operations Group

Gateway Center Two, 10th Floor

100 Mulberry Street

Newark, New Jersey  07102-4077

Attention:  Manager, Billings and Collections

Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone:  (973) 367-3141

Facsimile:  (800) 224-2278

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  22-1211670

Name of Purchaser	Tranche	Principal Amount of SERIES B Notes to be Purchased

AMERICAN MEMORIAL LIFE INSURANCE COMPANY c/o Prudential Private Placement Investors, L.P. Gateway Center 3, 18th Floor 100 Mulberry Street Newark, New Jersey 07102 Attention: Albert Trank, Managing Director Telephone: (973) 802-8608 Facsimile: (973) 624-6432	B	$1,000,000

Payments

All payments on account of the Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

M&I Marshall & Ilsley Bank

Milwaukee, WI

ABA No.:

DDA Account No.:

Account Name:

For further credit to Account No.:

Account Name:

Each such wire transfer shall set forth the name of the Company, a reference to “Family Dollar Stores, Inc. and Family Dollar, Inc., 5.24% Series 2005-A Senior Notes, Tranche B due September 27, 2015, PPN 30704@ AB 0” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices of payments and written confirmations of such wire transfers:

Marshall & Ilsley Trust Company

1000 North Water Street

Milwaukee, WI 53202

Attention:  Kim Palleon

Telephone:  (414) 287-7084

Facsimile:  (414) 287-7125

and

Fortis, Inc.

One Chase Manhattan Plaza

New York, New York 10005

Attention:  Kevin P. Mahoney

   AVP, Investment Accounting & Treasury Operations

Telephone:  (212) 859-7184

Facsimile:  (212) 859-7043

Address for all other communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  46-0260270

Name of Purchaser	Tranche	Principal Amount of Notes to be Purchased

ALLSTATE LIFE INSURANCE COMPANY 3075 Sanders Road, STE G5D Northbrook, Illinois 60062-7127 Attention: Private Placements Department Telephone Number: (847) 402-8922 Telecopier Number: (847) 402-3092	B	$5,000,000 $5,000,000 $5,600,000

Payments

All payments by Fedwire transfer of immediately available funds or ACH payments, identifying the name of the Issuer, the Private Placement Number and the payment as principal, interest or premium in the format as follows:

Bank:

ABA#:

Account name:

Account #:

Reference:      OBI PPN 30704@ AB 0, Family Dollar Stores, Inc. and Family Dollar, Inc., 5.24% Series 2005-A Senior Notes, Tranche B due September 27, 2015, Payment Due Date (09/27/2015) and the type and amount of payment being made.

For Example:

P            (enter “P” and the amount of principal being remitted, for example, P5000000.00)

I            (enter “I” and the amount of interest being remitted, for example, I225000.00)

Notices

All notices of scheduled payments and written confirmation of each such payment, to be addressed:

Allstate Insurance Company

Investment Operations—Private Placements

3075 Sanders Road, STE G4A

Northbrook, Illinois  60062-7127

Telephone:  (847) 402-6672 Private Placements

Telecopy:  (847) 326-7032

All financial reports, compliance certificates and all other written communications, including notice of prepayments to be sent by email (privatecompliance@allstate.com) or hard copy addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  36-2554642

Name of Purchaser	Tranche	Principal Amount of Notes to be Purchased

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK c/o Allstate Investments LLC 3075 Sanders Road, STE G5D Northbrook, Illinois 60062-7127 Attention: Private Placements Department Telephone Number: (847) 402-7117 Telefacsimile Number: (847) 402-3092	B	$5,000,000

Payments

All payments on or in respect of the Notes to be made by Fedwire transfer of immediately available funds or ACH Payment, identifying the name of the Issuer, the Private Placement Number and the payment as principal, interest or premium, in the format as follows:

Bank:

ABA #:

Account Name:

Account #:

Reference:        OBI PPN 30704@ AB 0, Family Dollar Stores, Inc. and Family Dollar, Inc., 5.24% Series 2005-A Senior Notes, Tranche B due September 27, 2015, Payment Due Date (09/27/2015) and the type and amount of payment being made.

For Example:

P         (enter “P” and the amount of principal being remitted, for example, P5000000.00)

I         (enter “I” and the amount of interest being remitted, for example, I225000.00)

Notices

All notices of scheduled payments and written confirmation of each such payment, to be addressed:

Allstate Investments LLC

Investment Operations—Private Placements

3075 Sanders Road, STE G4A

Northbrook, IL  60062-7127

Telephone:  (847) 402-6672 Private Placements

Telecopy:  (847) 326-7032

Email:  PrivateIOD@allstate.com

All financial reports, compliance certificates and all other written communications, including notice of prepayments to be sent by email (privatecompliance@allstate.com) or hard copy addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  36-2608394

Name of Purchaser	Tranche	Principal Amount of Notes to be Purchased

ALLSTATE INSURANCE COMPANY c/o Allstate Investments LLC Attention: Private Placements Department 3075 Sanders Road, STE G5D Northbrook, Illinois 60062-7127 Telephone: (847) 402-7117 Telecopy: (847) 402-3092	B	$4,400,000

Payments

All payments by Fedwire transfer of immediately available funds or ACH payments, identifying the name of the Issuer, the Private Placement Number and the payment as principal, interest or premium in the format as follows:

Bank:

ABA#:

Account name:

Account #:

Reference:       OBI PPN 30704@ AB 0, Family Dollar Stores, Inc. and Family Dollar, Inc., 5.24% Series 2005-A Senior Notes, Tranche B due September 27, 2015, Payment Due Date (09/27/2015) and the type and amount of payment being made.

For Example:

P         (enter “P” and the amount of principal being remitted, for example, P5000000.00)

I         (enter “I” and the amount of interest being remitted, for example, I225000.00)

Notices

All notices of scheduled payments and written confirmation of such wire transfer to be sent to:

Allstate Investments LLC

Investment Operations—Private Placements

3075 Sanders Road, STE G4A

Northbrook, Illinois  60062-7127

Telephone:  (847) 402-6672 Private Placements

Telecopy:  (847) 326-7032

Email:  PrivateIOD@allstate.com

All financial reports, compliance certificates and all other written communications, including notice of prepayments to be sent by email (privatecompliance@allstate.com) or hard copy addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  36-0719665

Name of Purchaser	Tranche	Principal Amount of Notes to be Purchased

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY c/o AEGON USA Investment Management, LLC 4333 Edgewood Road N.E. Cedar Rapids, Iowa 52499-5335 Attention: Director of Private Placements Phone: (319) 369-2432 Fax: (319) 369-2666	B	$5,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Family Dollar Stores, Inc. and Family Dollar, Inc., 5.24% Series 2005-A Senior Notes, Tranche B due September 27, 2015, PPN 30704@ AB 0, principal, premium or interest”) to:

Boston Safe Deposit Trust

ABA

Credit DDA Account:

Attention:  MBS Income

Custody Account No.

Notices

All notices and confirmation of Payment information with respect of the Notes should be sent to:

Email:  paymentnotifications@aegonusa.com

AEGON USA Investment Management, LLC

Attention: Custody Operations-Privates

4333 Edgewood Road N.E.

Cedar Rapids, Iowa  52499-7013

All other notices and communications (including financial statement and reporting) to be addressed as first provided above with a copy to:

AEGON USA Investment Management, LLC

Attention:  Debbie Thompson — Private Placements

400 West Market Street, 10th Floor

Louisville, Kentucky  40202

Phone:  (502) 560-2961

Fax:  (502) 560-2030

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  95-1060502

Name of Purchaser	Tranche	Principal Amount of Notes to be Purchased

THRIVENT FINANCIAL FOR LUTHERANS 625 Fourth Avenue South Minneapolis, Minnesota 55415 Attention: Investment Division Fax Number: (612) 340-5776	B	$5,000,000

Payments

All payments of principal, premium or interest on the account of the Notes shall be made by bank wire transfer (in immediately available funds) to:

ABA #

State Street Bank & Trust Co.

DDA # A/C —

Fund Number:

Fund Name:  Thrivent Financial for Lutherans

All payments must include the following information: Family Dollar Stores, Inc. and Family Dollar, Inc., 5.24% Series 2005-A Senior Notes, Tranche B due September 27, 2015, PPN 30704@ AB 0, Reference Purpose of Payment and Interest and/or Principal Breakdown

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payment and written confirmation of each such payment, to be addressed:

Thrivent Financial for Lutherans

625 Fourth Avenue South

Minneapolis, Minnesota  55415

Attention:  Investment Division

Fax:  (612) 340-5776

with a copy to:

Thrivent Accounts

State Street Kansas City

801 Pennsylvania

Kansas City, Missouri  64105

Attention:  Bart Woodson

Fax:  (816) 691-3610

Name of Nominee in which Notes are to be issued:  Swanbird & Co.

Taxpayer I.D. Number for Swanbird & Co.:  04-3475606

Taxpayer I.D. Number for Thrivent Financial for Lutherans:  39-0123480

Name of Purchaser	Tranche	Principal Amount to be Purchased

ASSURITY LIFE INSURANCE COMPANY Attention: Investment Division 4000 Pine Lake Road Lincoln, Nebraska 68516	B	$1,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

US Bank National Association

13th and M Street

Lincoln, Nebraska  68508

ABA #

For credit to Assurity Life Insurance Company

Account Number:

With sufficient notation to identify the source of the funds.

All notices of payments on or in respect of the Notes and written confirmation of each such payment to be addressed to:

Assurity Life Insurance Company

Attention:  Investment Division

Overnight Mailing Address:

4000 Pine Lake Road

Lincoln, Nebraska  68516

Regular Mailing Address:

P.O. Box 82248

Lincoln, Nebraska  68501-2248

All notices and communications other than those in respect to payments to be addressed to:

Assurity Life Insurance Company

Attention:  Vic Weber

P.O. Box 82248

Lincoln, Nebraska  68501-2248

Phone:  (402) 437-3682

Fax: (402) 458-2170

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  38-1843471

Defined Terms

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Additional Notes” is defined in Section 2.2.

“Additional Purchasers” means purchasers of Additional Notes.

“Administrative Agent” means Bank of America, N.A. in its capacity as administrative agent under the Bank Credit Agreement, together with its successors and assigns in such capacity.

“Affiliate” means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of an Obligor or any Subsidiary or any Person of which an Obligor and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests.  As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.  Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of an Obligor.

“Anti-Terrorism Order” means Executive Order No. 13,224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49, 079 (2001), as amended.

“Bank Credit Agreement” means the Amended and Restated Credit Agreement dated as of May 31, 2001 by and among the Obligors, certain Subsidiaries of the Obligors named therein, Bank of America, N.A., as administrative agent, and the other financial institutions party thereto, as amended, restated, joined, supplemented or otherwise modified from time to time, and any renewals, extensions or replacements thereof, which constitute the primary bank credit facility of the Obligors and its Subsidiaries.

“Bank Lenders” means the banks and financial institutions party to the Bank Credit Agreement.

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

“Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

SCHEDULE B

(to Note Purchase Agreement)

“Capital Lease Obligation” means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

“Change of Control” is defined in Section 8.7.

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Confidential Information” is defined in Section 20.

“Consolidated Debt” means as of any date of determination the total amount of all Debt of the Obligors and their Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP.

“Consolidated EBITDAR” shall mean, for any period, Consolidated Net Income for such period plus (to the extent deducted or added in computing such Consolidated Net Income and without duplication) (a) depreciation, depletion, if any, and amortization expense for such period, (b) income tax expense for such period, (c) other non-cash items for such period, including without limitation, charges associated with store closings, (d) Consolidated Interest Expense and Lease Rentals for such period, and (e) non-recurring items, all as determined on a consolidated basis in accordance with GAAP.

“Consolidated Fixed Charges” shall mean, for any period, the Consolidated Interest Expense for such period plus Lease Rentals for such period, determined on a consolidated basis in accordance with GAAP.

“Consolidated Interest Expense” shall mean, for any period, the gross interest expense of FDSI and its Restricted Subsidiaries deducted in the calculation of Consolidated Net Income for such period, determined on a consolidated basis in accordance with GAAP.

“Consolidated Net Income” shall mean, for any period, the consolidated net income (or loss) of FDSI and its Restricted Subsidiaries for such period, exclusive of “extraordinary items” (as defined by GAAP), determined on a consolidated basis in accordance with GAAP.

“Consolidated Net Worth” shall mean the consolidated stockholder’s equity of FDSI and its Restricted Subsidiaries, as defined according to GAAP.

“Consolidated Total Assets” means, as of any date of determination, the total amount of all assets of FDSI and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP.

“Consolidated Total Capitalization” means, at any time, the sum of (i) Consolidated Net Worth and (ii) Consolidated Debt.

“Continuing Directors” is defined in Section 8.7.

“Control Event” is defined in Section 8.7.

“Debt” means, with respect to any Person, without duplication,

(a)           its liabilities for borrowed money;

(b)           its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable and other accrued liabilities arising in the ordinary course of business but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

(c)           its Capital Lease Obligations;

(d)           its liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); and

(e)           Guarantees by such Person with respect to liabilities of a type described in any of clauses (a) through (d) hereof.

Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (e) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

For purposes of this Agreement, Debt shall not include reimbursement obligations under trade letters of credit incurred in connection with the acquisition of inventory in the ordinary course of business, provided that any draws under such trade letters of credit are reimbursed within 30 days thereof.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means with respect to the Notes of any Series that rate of interest that is 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes of such Series (and of such tranche if such Series has separate tranches).

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with any Obligor under section 414 of the Code.

“Event of Default” is defined in Section 11.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, at any time and with respect to any property, the sale value of such property that would be realized in an arm’s-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell), as reasonably determined in the good faith opinion of the Obligors’ board of directors.

“FDSI” means Family Dollar Stores, Inc., a Delaware corporation.

“FDI” means Family Dollar, Inc., a North Carolina corporation.

“FLSA Litigation” means any existing or future litigations regarding whether any employees of FDSI or any of its Subsidiaries are “exempt employees” (such that such employees are not entitled to receive overtime compensation) under the Fair Labor Standards Act (as amended) or any other similar federal or state law, including but not limited to the litigation as further described in the Memorandum.

“GAAP” means those generally accepted accounting principles as in effect from time to time in the United States of America.

“Governmental Authority” means

(a)           the government of

(i)            the United States of America or any state or other political subdivision thereof, or

(ii)           any jurisdiction in which any Obligor or any Restricted Subsidiary conducts all or any part of its business, or which has jurisdiction over any properties of any Obligor or any Restricted Subsidiary, or

(b)           any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Debt, dividend or other obligation of any other

Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

(a)           to purchase such Debt or obligation or any property constituting security therefor primarily for the purpose of assuring the owner of such Debt or obligation of the ability of any other Person to make payment of the Debt or obligation;

(b)           to advance or supply funds (i) for the purchase or payment of such Debt or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Debt or obligation;

(c)           to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Debt or obligation of the ability of any other Person to make payment of the Debt or obligation; or

(d)           otherwise to assure the owner of such Debt or obligation against loss in respect thereof.

In any computation of the Debt or other liabilities of the obligor under any Guaranty, the Debt or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor, provided that the amount of such Debt outstanding for purposes of this Agreement shall not exceed the maximum amount of Debt that is the subject of such Guaranty.

“Hazardous Material” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Obligors pursuant to Section 13.1.

“Institutional Investor” means (a) any original purchaser of a Note, (b) any holder of more than $2,000,000 of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

“Investments” shall mean all investments, in cash or by delivery of property made, directly or indirectly in any Person, whether by acquisition of shares of capital stock, Debt or other obligations or securities or by loan, advance, capital contribution or otherwise.

“Lease Rentals” shall mean, for any period, the aggregate amount of fixed rental or operating lease expense payable by FDSI and its Restricted Subsidiaries with respect to leases of real and personal property (excluding Capital Lease Obligations) determined in accordance with GAAP.

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement (other than an operating lease) or Capital Lease, upon or with respect to any property or asset of such Person (including, in the case of stock, shareholder agreements, voting trust agreements and all similar arrangements).

“Limited Material Adverse Effect” means a material adverse effect on (a) the ability of the Obligors and the Subsidiary Guarantors to perform their obligations under this Agreement (including any Supplement), the Notes or the Subsidiary Guaranties, taken as a whole or (b) the validity or enforceability of this Agreement (including any Supplement), the Notes or the Subsidiary Guaranty, taken as a whole.

“Make-Whole Amount” shall have the meaning (i) set forth in Section 8.6 with respect to any Series A Note and (ii) set forth in the applicable Supplement with respect to any other Series of Notes.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Obligors and their Restricted Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Obligors and their Restricted Subsidiaries taken as a whole, or (b) the ability of the Obligors and the Subsidiary Guarantors to perform their obligations under this Agreement (including any Supplement), the Notes or the Subsidiary Guaranties, taken as a whole or (c) the validity or enforceability of this Agreement (including any Supplement), the Notes or the Subsidiary Guaranty, taken as a whole.

“Material Subsidiary” means, at any time, any Restricted Subsidiary of FDSI which, together with all other Restricted Subsidiaries of such Restricted Subsidiary, accounts for more than (i) 5% of the consolidated assets of the Obligors and their Restricted Subsidiaries or (ii) 5% of consolidated revenue of the Obligors and their Restricted Subsidiaries.

“Memorandum” is defined in Section 5.3.

“Moody’s” shall mean Moody Investors Service, Inc.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in Section 4001(a)(3) of ERISA).

“Notes” is defined in Section 1.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of an Obligor whose responsibilities extend to the subject matter of such certificate.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

“Plan” means an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by any Obligor or any ERISA Affiliate or with respect to which any Obligor or any ERISA Affiliate may have any liability.

“Priority Debt” means (without duplication), as of the date of any determination thereof, the sum of (i) all unsecured Debt of Restricted Subsidiaries (including all Guaranties of Debt of any Obligor but excluding (w) Debt owing to any Obligor or any other Restricted Subsidiary, (x) Debt outstanding at the time such Person became a Restricted Subsidiary (other than an Unrestricted Subsidiary which is designated as a Restricted Subsidiary pursuant to Section 9.6 hereof), provided that such Debt shall have not been incurred in contemplation of such person becoming a Restricted Subsidiary, (y) all Guaranties of Debt of any Obligor by any Restricted Subsidiary which has also guaranteed the Notes, and (z) Debt of FDI in which FDI is a co-obligor with FDSI under the agreement or instrument pursuant to which such Debt is incurred (including without limitation the Bank Credit Agreement), and (ii) all Debt or other obligations of the Obligors and their Restricted Subsidiaries secured by Liens other than Debt or obligations secured by Liens permitted by subparagraphs (a) through (i), inclusive, of Section 10.4.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“Purchasers” means the purchasers of the Notes named in Schedule A hereto.

“QPAM Exemption” means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

“Qualified Institutional Buyer” means any Person who is a qualified institutional buyer within the meaning of such term as set forth in Rule 144(a)(1) under the Securities Act.

“Required Holders” means, at any time, the holders of not less than 51% in principal amount of the Notes of each Series at the time outstanding (exclusive of Notes then owned by any Obligor or any of its Affiliates and any Notes held by parties who are contractually required to abstain from voting with respect to matters affecting the holders of the Notes).

“Responsible Officer” means any Senior Financial Officer and any other officer of an Obligor with responsibility for the administration of the relevant portion of this Agreement.

“Restricted Subsidiary” means any Subsidiary in which: (i) at least a majority of the voting securities are owned by any Obligor and/or one or more Restricted Subsidiaries and (ii) the Obligors have not designated an Unrestricted Subsidiary by notice in writing given to the holders of the Notes; provided that FDI shall at all times remain a Restricted Subsidiary.

“S&P” means Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Senior Debt” means, as of the date of any determination thereof, all Consolidated Debt, other than Subordinated Debt.

“Senior Financial Officer” means the chief financial officer or principal accounting officer of an Obligor.

“Series” means any series of Notes issued pursuant to this Agreement or any Supplement hereto.

“Series A Notes” is defined in Section 1 of this Agreement.

“Subordinated Debt” means all unsecured Debt of an Obligor that shall contain or have applicable thereto subordination provisions providing for the subordination thereof to other Debt of such Obligor (including, without limitation, subordinated to the obligations of such Obligor under this Agreement, any Supplement or the Notes).

“Subsidiary” means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries).  Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of an Obligor.

“Subsidiary Guarantor” means each Subsidiary which is party to the Subsidiary Guaranty.

“Subsidiary Guaranty” is defined in Section 2.3 of this Agreement.

“Supplement” is defined in Section 2.2 of this Agreement.

“tranche” means all Notes of a Series having the same maturity, interest rate and schedule for mandatory prepayments.

“Unrestricted Subsidiary” means any Subsidiary so designated by the Obligors.

“USA Patriot Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

[FORM OF SERIES 2005-A, TRANCHE A NOTE]

Family Dollar Stores, Inc.
Family Dollar, Inc.

5.41% Series 2005-A Senior Note, Tranche A due September 27, 2015

No. [ ]	[Date]
$[ ]	PPN 30704@ AA 2

For Value Received, each of the undersigned, Family Dollar Stores, Inc. (herein called “FDSI”), a corporation organized and existing under the laws of the State of Delaware, and Family Dollar, Inc., a corporation organized and existing under the laws of the State of North Carolina, jointly and severally hereby promises to pay to [                      ] or registered assigns, the principal sum of [                    ] Dollars (or so much thereof as shall not have been prepaid) on September 27, 2015 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 5.41% per annum from the date hereof, payable semi-annually, on the 27th day of March and September in each year and at maturity, commencing on March 27, 2006, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at the Default Rate, on any overdue payment of interest and, during the continuance of an Event of Default, on the unpaid balance hereof and on any overdue payment of any Make-Whole Amount, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of September 27, 2005 (as from time to time amended, supplemented or modified, the “Note Purchase Agreement”), between the Obligors and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Sections 6.2 and 6.3 of the Note Purchase Agreement, provided, that in lieu thereof such holder may (in reliance upon information provided by the Obligors, which shall not be unreasonably withheld) make a representation to the effect that the purchase by any holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the

EXHIBIT 1(a)

(to Note Purchase Agreement)

Obligors may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

Pursuant to the Subsidiary Guaranty Agreement dated as of September 27, 2005 (as amended, restated or otherwise modified from time to time, the “Subsidiary Guaranty”), certain Subsidiaries of the Obligors have absolutely and unconditionally guaranteed payment in full of the principal of, Make-Whole Amount, if any, and interest on this Note and the performance by the Obligors of its obligations contained in the Note Purchase Agreement all as more fully set forth in said Subsidiary Guaranty.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

Family Dollar Stores, Inc.

By
Name: R. James Kelley
Title: Vice Chairman, Chief Financial Officer and Chief Administrative Officer

Family Dollar, Inc.

By
Name: R. James Kelley
Title: Vice Chairman, Chief Financial Officer and Chief Administrative Officer

2

[FORM OF SERIES 2005-A, TRANCHE B NOTE]

FAMILY DOLLAR STORES, INC.
FAMILY DOLLAR, INC.

5.24% SERIES 2005-A SENIOR NOTE, TRANCHE B DUE SEPTEMBER 27, 2015

No. [ ]	[Date]
$[ ]	PPN 30704@ AB 0

For Value Received, each of the undersigned, Family Dollar Stores, Inc. (herein called “FDSI”), a corporation organized and existing under the laws of the State of Delaware, and Family Dollar, Inc., a corporation organized and existing under the laws of the State of North Carolina, jointly and severally hereby promises to pay to [                               ] or registered assigns, the principal sum of [                        ] Dollars (or so much thereof as shall not have been prepaid) on September 27, 2015 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 5.24% per annum from the date hereof, payable semi-annually, on the 27th day of March and September in each year and at maturity, commencing on March 27, 2006, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at the Default Rate, on any overdue payment of interest and, during the continuance of an Event of Default, on the unpaid balance hereof and on any overdue payment of any Make-Whole Amount, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of September 27, 2005 (as from time to time amended, supplemented or modified, the “Note Purchase Agreement”), between the Obligors and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Sections 6.2 and 6.3 of the Note Purchase Agreement, provided, that in lieu thereof such holder may (in reliance upon information provided by the Obligors, which shall not be unreasonably withheld) make a representation to the effect that the purchase by any holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and

EXHIBIT 1(b)

(to Note Purchase Agreement)

registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Obligors may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors will not be affected by any notice to the contrary.

The Obligors will make required prepayments of principal on the date and in the amounts specified in the Note Agreement.  This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

Pursuant to the Subsidiary Guaranty Agreement dated as of September 27, 2005 (as amended, restated or otherwise modified from time to time, the “Subsidiary Guaranty”), certain Subsidiaries of the Obligors have absolutely and unconditionally guaranteed payment in full of the principal of, Make-Whole Amount, if any, and interest on this Note and the performance by the Obligors of its obligations contained in the Note Purchase Agreement all as more fully set forth in said Subsidiary Guaranty.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

FAMILY DOLLAR STORES, INC.

By
Name: R. James Kelley
Title: Vice Chairman, Chief Financial Officer and Chief Administrative Officer

FAMILY DOLLAR, INC.

By
Name: R. James Kelley
Title: Vice Chairman, Chief Financial Officer and Chief Administrative Officer

2

FAMILY DOLLAR STORES, INC.

FAMILY DOLLAR, INC.

[NUMBER] SUPPLEMENT TO NOTE PURCHASE AGREEMENT

Dated as of

Re:	$ % Series Senior Notes
Due

EXHIBIT S

(to Note Purchase Agreement)

Family Dollar Stores, Inc.

Family Dollar, Inc.

10401 Monroe Road

Charlotte, North Carolina 28201

Dated as of

, 20

To the Purchaser(s) named in
Schedule A hereto

Ladies and Gentlemen:

This [Number] Supplement to Note Purchase Agreement (the “Supplement”) is between Family Dollar Stores, Inc., a Delaware corporation (the “FDSI”), and Family Dollar, Inc., a North Carolina corporation (the “FDI” and collectively with FDSI,, the “Obligors”), and the institutional investors named on Schedule A attached hereto (the “Purchasers”).

Reference is hereby made to that certain Note Purchase Agreement dated as of September 27, 2005 (the “Note Purchase Agreement”) between the Obligors and the purchasers listed on Schedule A thereto.  All capitalized terms not otherwise defined herein shall have the same meaning as specified in the Note Purchase Agreement.  Reference is further made to Section 4.14 of the Note Purchase Agreement which requires that, prior to the delivery of any Additional Notes, the Obligors and each Additional Purchaser shall execute and deliver a Supplement.

Each Obligor hereby agrees with the Purchaser(s) as follows:

1.                                       The Obligors have authorized the issue and sale of $                     aggregate principal amount of its                 % Series                 Senior Notes due                          ,              (the “Series                      Notes”).  The Series         Notes, together with the Series A Notes [and the Series           Notes] initially issued pursuant to the Note Purchase Agreement [and the                        Supplement] and each series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 2.2 of the Note Purchase Agreement, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement).  The Series            Notes shall be substantially in the form set out in Exhibit 1 hereto with such changes therefrom, if any, as may be approved by the Purchaser(s) and the Obligors.

2.                                       Subject to the terms and conditions hereof and as set forth in the Note Purchase Agreement and on the basis of the representations and warranties hereinafter set forth, the Obligors agree to issue and sell to each Purchaser, and each Purchaser agrees to purchase from the Obligors, Series             Notes in the principal amount set forth opposite such Purchaser’s name on Schedule A hereto at a price of 100% of the principal amount thereof on the closing date hereinafter mentioned.

3.                                       The sale and purchase of the Series                   Notes to be purchased by each Purchaser shall occur at the offices of [                                           ] at 10:00 a.m. Chicago time, at a closing (the “Closing”) on        ,          or on such other Business Day thereafter on or prior to             ,              as may be agreed upon by the Obligors and the Purchasers.  At the Closing, the Obligors will deliver to each Purchaser the Series               Notes to be purchased by such Purchaser in the form of a single Series              Note (or such greater number of Series                   Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of such Purchaser’s nominee), against delivery by such Purchaser to the Obligors or their order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Obligors to account number [                                                  ] at                          Bank, [Insert Bank address, ABA number for wire transfers, and any other relevant wire transfer information].  If, at the Closing, the Obligors shall fail to tender such Series                 Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser’s satisfaction, such Purchaser shall, at such Purchaser’s election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

4.                                       The obligation of each Purchaser to purchase and pay for the Series                  Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to the Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement with respect to the Series                   Notes to be purchased at the Closing, and to the following additional conditions:

(a)                                  Except as supplemented, amended or superceded by the representations and warranties set forth in Exhibit A hereto, each of the representations and warranties of the Obligors set forth in Section 5 of the Note Purchase Agreement shall be correct as of the date of Closing and the Obligors shall have delivered to each Purchaser an Officer’s Certificate, dated the date of the Closing certifying that such condition has been fulfilled.

(b)                                 Contemporaneously with the Closing, the Obligors shall sell to each Purchaser, and each Purchaser shall purchase, the Series                   Notes to be purchased by such Purchaser at the Closing as specified in Schedule A.

5.                                       [Here insert special provisions for Series                  Notes including prepayment provisions applicable to Series                Notes (including Make-Whole Amount) and closing conditions applicable to Series              Notes].

6.                                       Each Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreement are true and correct on the date hereof with respect to the purchase of the Series              Notes by such Purchaser.

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7.                                       Each Obligor and each Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreement as fully and completely as if such Purchaser were an original signatory to the Note Purchase Agreement.

The execution hereof shall constitute a contract between the Obligors and the Purchaser(s) for the uses and purposes hereinabove set forth, and this agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

FAMILY DOLLAR STORES, INC.

By
Name:
Title:

FAMILY DOLLAR, INC.

By
Name:
Title:

Accepted as of ,

[VARIATION]

By
Name:
Title:

3

Supplemental Representations

Each Obligor represents and warrants to each Purchaser that except as hereinafter set forth in this Exhibit A, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement is true and correct in all material respects as of the date hereof with respect to the Series              Notes with the same force and effect as if each reference to “Series A Notes” set forth therein was modified to refer the “Series              Notes” and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreement as supplemented by the              Supplement.  The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreement which are supplemented hereby:

Section 5.3.                                Disclosure.  The Obligors, through their agent, Banc of America Securities LLC has delivered to each Purchaser a copy of a Private Placement Memorandum, dated                           (the “Memorandum”), relating to the transactions contemplated by the              Supplement.  The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Obligors and their Restricted Subsidiaries.  The Note Purchase Agreement, the Memorandum, the documents, certificates or other writings delivered to each Purchaser by or on behalf of the Obligors in connection with the transactions contemplated by the Note Purchase Agreement and the                   Supplement and the financial statements listed in Schedule 5.5 to the              Supplement, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.  Since                              , there has been no change in the financial condition, operations, business, properties or prospects of the Obligors or any Restricted Subsidiary except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.  There is no fact known to any Obligor that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to each Purchaser by or on behalf of any Obligor specifically for use in connection with the transactions contemplated hereby.

Section 5.4.                                Organization and Ownership of Shares of Subsidiaries.  (a) Schedule 5.4 to the              Supplement contains (except as noted therein) complete and correct lists of (i) the Obligors’ Restricted and Unrestricted Subsidiaries, and showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Obligors and each other Subsidiary, and all other Investments of the Obligors and their Restricted Subsidiaries, (ii) the Obligors’ Affiliates, other than Subsidiaries, and (iii) the Obligors’ directors and senior officers.

Section 5.13.                         Private Offering by the Obligors.  Neither any Obligor nor anyone acting on its behalf has offered the Series       Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than [            ] other Institutional Investors, each of which has been offered the Series              Notes at a private sale for investment.  Neither any Obligor nor anyone acting on its behalf has taken, or will take, any action that would subject

EXHIBIT A

(to Supplement)

the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

Section 5.14.                         Use of Proceeds; Margin Regulations.  The Obligors will apply the proceeds of the sale of the Series          Notes to                                                            and for general corporate purposes. No part of the proceeds from the sale of the Series                  Notes pursuant to the                  Supplement will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve any Obligor in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220).  Margin stock does not constitute more than 2% of the value of the consolidated assets of any Obligor and its Subsidiaries and no Obligor has any present intention that margin stock will constitute more than 2% of the value of such assets.  As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15.                         Existing Debt; Future Liens.  (a) Schedule 5.15 to the                  Supplement sets forth a complete and correct list of all outstanding Debt of the Obligors and their Restricted Subsidiaries as of                                 , since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Obligors or its Restricted Subsidiaries.  Neither any Obligor nor any Restricted Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of any Obligor or such Subsidiary and no event or condition exists with respect to any Debt of any Obligor or any Restricted Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

[Add any additional Sections as appropriate at the time the Series                  Notes are issued]

2

[FORM OF SERIES           NOTE]

FAMILY DOLLAR STORES, INC.

      % SERIES              SENIOR NOTE DUE

No. [ ]	[Date]
$[ ]	PPN [ ]

For Value Received, each of the undersigned, Family Dollar Stores, Inc., a corporation organized and existing under the laws of the State of Delaware (herein called the “FDSI”), and Family Dollar, Inc., a corporation organized and existing under the laws of the State of North Carolina (herein called the “FDI”), hereby promises to pay to [                                        ], or registered assigns, the principal sum of [                                       ] Dollars (or so much thereof as shall not have been prepaid) on                                        , with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of             % per annum from the date hereof, payable semiannually, on the             day of             and            in each year, commencing on the first of such dates after the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum from time to time equal to [2% above the stated rate], on any overdue payment of interest and, during the continuance of an Event of Default, on the unpaid balance hereof and on any overdue payment of any Make-Whole Amount, payable [semiannually] as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank of America, N.A. in New York.

This Note is one of a series of Senior Notes (the “Notes”) issued pursuant to a Supplement to the Note Purchase Agreement dated as of September        , 2005 (as from time to time amended, supplemented or modified, the “Note Purchase Agreement”), between the Obligors, the Purchasers named therein and Additional Purchasers of Notes from time to time issued pursuant to any Supplement to the Note Purchase Agreement.  This Note and the holder hereof are entitled equally and ratably with the holders of all other Notes of all series from time to time outstanding under the Note Purchase Agreement to all the benefits provided for thereby or referred to therein.  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Sections 6.2 and 6.3 of the Note Purchase Agreement, provided that such holder may (in reliance upon information provided by the Obligors, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such holder of any Note will not constitute a non-exempt prohibited transaction under Section 406(a) of ERISA.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

EXHIBIT 1

(to Supplement)

This Note is registered with the Obligors and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Obligors may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors will not be affected by any notice to the contrary.

[The Obligors will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement.]  [This Note is not subject to regularly scheduled prepayments of principal.] This Note is [also] subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

Pursuant to the Subsidiary Guaranty Agreement dated as of September      , 2005 (as amended or modified from time to time, the “Subsidiary Guaranty”), certain Subsidiaries of the Obligors have absolutely and unconditionally guaranteed payment in full of the principal of, Make-Whole Amount, if any, and interest on this Note and the performance by the Obligors of its obligations contained in the Note Purchase Agreement all as more fully set forth in said Subsidiary Guaranty.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

2

FAMILY DOLLAR STORES, INC.

By

Name:
Title:

FAMILY DOLLAR, INC.

By
Name:
Title:

3

CONFORMED COPY

SUBSIDIARY GUARANTY AGREEMENT

Dated as of September 27, 2005

from

THE SUBSIDIARY GUARANTORS NAMED HEREIN

for the benefit of

THE HOLDERS OF THE NOTES

RE:

$169,000,000 5.41% SERIES 2005-A SENIOR NOTES, TRANCHE A, DUE SEPTEMBER 27, 2015

$81,000,000 5.24% SERIES 2005-A SENIOR NOTES, TRANCHE B, DUE SEPTEMBER 27, 2015

OF

FAMILY DOLLAR STORES, INC.
AND
FAMILY DOLLAR, INC.

i

Section 18.	Waiver of Jury Trial	17

Section 19.	Survival	17

Section 20.	Severability	18

Section 21.	Successors and Assigns	18

Section 22.	Table of Contents; Headings	18

Section 23.	Counterparts	18

Section 24.	Governing Law	18

Section 25.	Covenant Compliance	18

ii

Subsidiary Guaranty Agreement, dated as of September 27, 2005 (the “Guaranty”), from each of:

(i)                                   Family Dollar Services, Inc., a North Carolina corporation;

(ii)                                Family Dollar Operations, Inc., a North Carolina corporation;

(iii)                             Family Dollar Trucking, Inc., a North Carolina corporation; and

(iv)                            such Subsidiaries as shall become parties hereto in accordance with Section 13 hereof (each a “Subsidiary Guarantor” and collectively the “Subsidiary Guarantors”),

for the benefit of the holders from time to time of the Notes (as defined below) (the “Holders”).  Capitalized terms used herein are defined in Section 14 hereof or the Note Purchase Agreement referred to below.

Whereas, Family Dollar Stores, Inc., a Delaware corporation, and Family Dollar, Inc., a North Carolina corporation (each individually an “Obligor” and, collectively, the “Obligors”) will authorize the issue and sale of (i) $169,000,000 5.41% Series 2005-A Senior Notes, Tranche A due September 27, 2015 (the “Tranche A Notes”), and (ii) $81,000,000 5.24% Series 2005-A Senior Notes, Tranche B due September 27, 2015 (the “Tranche B Notes” and, together with the Tranche A Notes, the “Series 2005-A Notes”), pursuant to a Note Purchase Agreement, dated as of the date hereof (as amended, modified or supplemented from time to time, the “Note Purchase Agreement”) among the Obligors and the purchasers named therein.

Whereas, the Obligors are authorized to issue Additional Notes (as such term is defined in the Note Purchase Agreement) of one or more separate series from time to time pursuant to Section 2.2 of the Note Purchase Agreement.

Whereas, the Additional Notes together with the Series 2005-A Notes are collectively referred to as the “Notes”.

Whereas, each of the Subsidiary Guarantors is a Subsidiary of the Obligors.

Whereas, the Obligors have agreed that their Subsidiaries will guarantee their respective obligations under the Notes and the Note Purchase Agreement.

Whereas, the Subsidiary Guarantors each acknowledge that they will derive substantial benefits from the issuance of the Notes.

Now, Therefore, in consideration of the premises and to induce the Holders to purchase the Notes, each of the Subsidiary Guarantors, intending to be legally bound, hereby agrees for the benefit of the Holders, as follows:

Section 1.                                                 Guaranty.

Each Subsidiary Guarantor with all other Subsidiary Guarantors, hereby absolutely, unconditionally and irrevocably guarantees, jointly and severally, as a primary obligor and not merely as a surety, to each Holder and its successors and assigns, the full and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of the principal of and Make-Whole Amount, Prepayment Premium, LIBOR Breakage Amount, and interest on (including, without limitation, interest, whether or not an allowable claim, accruing after the date of filing of any petition in bankruptcy, or the commencement of any bankruptcy, insolvency or similar proceeding relating to any Obligor) the Notes and all other amounts under the Note Purchase Agreement and all other obligations, agreements and covenants of the Obligors now or hereafter existing under the Note Purchase Agreement whether for principal, Make-Whole Amount, Prepayment Premium, LIBOR Breakage Amount, interest (including interest accruing or becoming owing both prior to and subsequent to the commencement of any proceeding against or with respect to any Obligor under any chapter of the Bankruptcy Code), indemnification payments, expenses (including reasonable attorneys’ fees and expenses) or otherwise, and all reasonable costs and expenses, if any, incurred by any Holder in connection with enforcing any rights under this Guaranty (all such obligations being the “Guaranteed Obligations”), and agrees to pay any and all reasonable expenses incurred by each Holder in enforcing this Guaranty; provided that, notwithstanding anything contained herein or in the Note Purchase Agreement to the contrary, the maximum liability of each Subsidiary Guarantor hereunder and under the Note Purchase Agreement shall in no event exceed such Guarantor’s Maximum Guaranteed Amount, and provided further, each Subsidiary Guarantor shall be unconditionally required to pay all amounts demanded of it hereunder prior to any determination of such Maximum Guaranteed Amount and the recipient of such payment, if so required by a final non-appealable order of a court of competent jurisdiction, shall then be liable for the refund of any excess amounts.  If any such rebate or refund is ever required, all other Subsidiary Guarantors (and the Obligors) shall be fully liable for the repayment thereof to the maximum extent allowed by applicable law.  This Guaranty is an absolute, unconditional, present and continuing guaranty of payment and not of collectibility and is in no way conditioned upon any attempt to collect from the Obligors or any other action, occurrence or circumstance whatsoever.  Each Subsidiary Guarantor agrees that the Guaranteed Obligations may at any time and from to time exceed the Maximum Guaranteed Amount of such Subsidiary Guarantor without impairing this Guaranty or affecting the rights and remedies of the Holders hereunder.

Notwithstanding any stay, injunction or other prohibition preventing such action against any Obligor, if for any reason whatsoever any Obligor shall fail or be unable duly, punctually and fully to perform and (in the case of the payment of Guaranteed Obligations) pay such amounts as and when the same shall become due (subject to any applicable grace periods under the Note Purchase Agreement) and (in the case of the payment of Guaranteed Obligations) payable or to perform or comply with any other Guaranteed Obligation, whether or not such failure or inability shall constitute an “Event of Default” under the Note Purchase Agreement or the Notes, each Subsidiary Guarantor will forthwith (in the case of the payment of Guaranteed Obligations) pay or cause to be paid such amounts to the Holders, in lawful money of the United States of America, at the place specified in the Note Purchase Agreement, or perform or comply with such Guaranteed Obligations or cause such Guaranteed Obligations to be performed or

2

complied with, (in the case of the payment of Guaranteed Obligations) together with interest (in the amounts and to the extent required under such Notes) on any amount due and owing.

Section 2.                                                 Representations and Warranties.

Each Subsidiary Guarantor hereby represents and warrants as follows:

(a)                                  All representations and warranties contained in the Note Purchase Agreement that relate to such Subsidiary Guarantor are true and correct in all respects and are incorporated herein by reference with the same force and effect as though set forth herein in full.

(b)                                 Such Subsidiary Guarantor acknowledges that, any default in the due observance or performance by such Subsidiary Guarantor of any covenant, condition or agreement contained herein (if, after the running of any applicable notice and opportunity to cure periods provided in the Note Purchase Agreement, such default or event of default remains uncured) shall constitute an Event of Default.

(c)                                  There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or expressly waived.

(d)                                 Such Subsidiary Guarantor has, independently and without reliance upon the Holders and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty.  Such Subsidiary Guarantor has investigated fully the benefits and advantages which will be derived by it from execution of this Guaranty, and the Board of Directors of such Subsidiary Guarantor has decided that a direct and/or an indirect benefit will accrue to such Subsidiary Guarantor by reason of the execution of this Guaranty.

(e)                                  (i) This Guaranty is not given with actual intent to hinder, delay or defraud any Person to which such Subsidiary Guarantor is or will become, on or after the date hereof, indebted; (ii) such Subsidiary Guarantor has received at least a reasonably equivalent value in exchange for the giving of this Guaranty; (iii) such Subsidiary Guarantor is not insolvent on the date hereof and will not become insolvent as a result of the giving of this Guaranty; (iv) such Subsidiary Guarantor is not engaged in a business or transaction, nor is about to engage in a business or transaction, for which any property remaining with such Subsidiary Guarantor constitutes an unreasonably small amount of capital; and (v) such Subsidiary Guarantor does not intend to incur debts that will be beyond such Subsidiary Guarantor’s ability to pay as such debts mature.

(f)                                    Each Subsidiary Guarantor is a corporation or other legal entity duly organized and validly existing under the laws of its state of organization, and has the requisite power, authority and legal right under the laws of its state of organization to conduct its business as presently conducted and to execute,  deliver and perform its obligations under this Guaranty.

(g)                                 The execution, delivery and performance of this Guaranty have been duly authorized by all necessary corporate action on the part of each Subsidiary Guarantor, and does

3

not require any consent or approval of, or the giving of notice to, or the taking of any other action in respect of, any stockholder or trustee or holder of any indebtedness or obligations of such Subsidiary Guarantor.  This Guaranty constitutes a legal, valid and binding obligation of each Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms, except that such enforceability is subject to any limitations arising from bankruptcy, insolvency, liquidation, moratorium, reorganization and other similar laws of general application relating to or affecting the rights of creditors or pledgees and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(h)                                 The execution, delivery and performance of this Guaranty does not and will not conflict with or result in any violation of or default under any provision of the Articles of Incorporation or by-laws or partnership agreement, as the case may be, of any Subsidiary Guarantor, or any indenture, mortgage, deed of trust, instrument, law, rule or regulation binding on any Subsidiary Guarantor or to which a Subsidiary Guarantor is a party.

(i)                                     The execution, delivery and performance of this Guaranty does not and will not result in violation of any judgment or order applicable to any Subsidiary Guarantor or result in the creation or imposition of any Lien on any of the properties or revenues of any Subsidiary Guarantor pursuant to any requirement of law or any indenture, mortgage, deed of trust or other instrument to which such Subsidiary Guarantor is a party.

(j)                                     The execution, delivery and performance of this Guaranty do not and will not conflict with and do not and will not require any consent, approval or authorization of, or registration or filing with, any governmental authority or agency of the state of organization of any Subsidiary Guarantor or of the United States or any State.

(k)                                  There are no pending or, to the knowledge of any Subsidiary Guarantor, threatened actions or proceedings against or affecting such Subsidiary Guarantor or any of its properties by or before any court or administrative agency or arbiter that would adversely affect the ability of such Subsidiary Guarantor to perform its obligations hereunder or call into question the validity or enforceability of this Guaranty.

(l)                                     Each Subsidiary Guarantor’s obligations under this Guaranty are at least pari passu in right of payment with all other unsecured claims against the general creditors of such Subsidiary Guarantor.

(m)                               Each Subsidiary Guarantor has validly and irrevocably submitted to the jurisdiction of the Supreme Court of the State of New York, New York County, and the United States District Court for the Southern District of New York.

(n)                                 The choice of the laws of the State of New York to govern this Guaranty is valid and binding.

(o)                                 No Subsidiary Guarantor is in breach of or default under or with respect to any instrument, document or agreement binding upon such Subsidiary Guarantor which breach or default is reasonably probable to have a Material Adverse Effect or result in the creation of a

4

Lien on any property of such Subsidiary Guarantor other than Liens permitted under Section 10.4 of the Note Purchase Agreement.  Each Subsidiary Guarantor is in compliance with all applicable requirements of law except such non-compliance as would not have a Material Adverse Effect.

(p)                                 The execution, delivery and performance by each Subsidiary Guarantor of this Guaranty will not render such Subsidiary Guarantor insolvent, nor is it being made in contemplation of such Subsidiary Guarantor’s insolvency, and the Subsidiary Guarantor does not have an unreasonably small capital.

Section 3.                                                 Subsidiary Guarantor’s Obligations Unconditional.

(a)                                  This Guaranty shall constitute a guarantee of payment, performance and compliance and not of collection, and each Subsidiary Guarantor specifically agrees that it shall not be necessary, and that such Subsidiary Guarantor shall not be entitled to require, before or as a condition of enforcing the liability of such Subsidiary Guarantor under this Guaranty or requiring payment or performance of the Guaranteed Obligations by any Subsidiary Guarantor hereunder, or at any time thereafter, that any Holder:  (a) file suit or proceed to obtain or assert a claim for personal judgment against any Obligor or any other Person that may be liable for or with respect to any Guaranteed Obligation; (b) make any other effort to obtain payment or performance of any Guaranteed Obligation from any Obligor or any other Person that may be liable for or with respect to such Guaranteed Obligation, except for the making of the demands, when appropriate, described in Section 1; (c) foreclose against, or seek to realize upon security now or hereafter existing for such Guaranteed Obligations; (d) except to the extent set forth in Section 1, exercise or assert any other right or remedy to which such Holder is or may be entitled in connection with any Guaranteed Obligation or any security or other guaranty therefor; or (e) assert or file any claim against the assets of any Obligor or any other Person liable for any Guaranteed Obligation.  Each Subsidiary Guarantor agrees that this Guaranty shall be continuing, and that the Guaranteed Obligations will be paid and performed in accordance with their terms and the terms of this Guaranty, and are the primary, absolute and unconditional obligations of such Subsidiary Guarantor, irrespective of the value, genuineness, validity, legality, regularity or enforceability or lack thereof of any part of the Guaranteed Obligations or any agreement or instrument relating to the Guaranteed Obligations or this Guaranty, or the existence of any indemnities with respect to the existence of any other guarantee of or security for any of the Guaranteed Obligations, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 3 that the obligations of each Subsidiary Guarantor hereunder shall be irrevocable, primary, absolute and unconditional under any and all circumstances.

(b)                                 Each Subsidiary Guarantor hereby expressly waives notice of acceptance of and reliance upon this Guaranty, diligence, presentment, demand of payment or performance, protest and all other notices (except as otherwise provided for in Section 1) whatsoever, any requirement that the Holders exhaust any right, power or remedy or proceed against the Obligors or against any other Person under any other guarantee of, or security for, or any other agreement, regarding

5

any of the Guaranteed Obligations.  Each Subsidiary Guarantor further agrees that, subject solely to the requirement of making demands under Section 1, the occurrence of any event or other circumstance that might otherwise vary the risk of the Obligors or such Subsidiary Guarantor or constitute a defense (legal or equitable) available to, or a discharge of, or a counterclaim or right of set-off by, any Obligor or such Subsidiary Guarantor (other than the full and indefeasible due payment and performance of the Guaranteed Obligations), shall not affect the liability of the Subsidiary Guarantor hereunder.

(c)                                  The obligations of each Subsidiary Guarantor under this Guaranty are not subject to any counterclaim, set-off, deduction, diminution, abatement, recoupment, suspension, deferment or defense based upon any claim such Subsidiary Guarantor or any other Person may have against any Obligor, any Holder or any other Person, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstances or condition whatsoever (whether or not such Subsidiary Guarantor or any Obligor shall have any knowledge or notice thereof), including:

(i)                                     any renewal, extension, modification, increase, decrease, alteration or rearrangement of all or any part of the Guaranteed Obligations or any instrument executed in connection therewith, or any contract or understanding with any Obligor, the Holders, or any of them, or any other Person, pertaining to the Guaranteed Obligations;

(ii)                                  any adjustment, indulgence, forbearance or compromise that might be granted or given by any Holder to any Obligor or any other Person liable on the Guaranteed Obligations, or the failure of any Holder to assert any claim or demand or to exercise any right or remedy against any Obligor or any other Person under the provisions of the Note Purchase Agreement, the Notes or otherwise; or any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, the Note Purchase Agreement, the Notes, any guarantee or any other agreement;

(iii)                               the insolvency, bankruptcy arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of any Obligor or any other Person at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of any Obligor or any other such Person, or any change, restructuring or termination of the partnership structure or existence of any Obligor or any other such Person, or any sale, lease or transfer of any or all of the assets of any Obligor or any other such Person, or any change in the shareholders, partners, or members of any Obligor or any other such Person; or any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations;

(iv)                              the invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including the fact that the Guaranteed Obligations, or any part thereof, exceed the amount permitted by law, the act of creating the Guaranteed Obligations or any part is ultra vires, the officers or representatives executing the documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, the Guaranteed Obligations violate

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applicable usury laws, any Obligor or any other Person has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from any Obligor or any other Person, the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible, legally impossible or unenforceable, or the documents or instruments pertaining to the Guaranteed Obligations have been forged or otherwise are irregular or not genuine or authentic;

(v)                                 any full or partial release of the liability of any Obligor on the Guaranteed Obligations or any part thereof, of any co-guarantors, or of any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations or any part thereof, it being recognized, acknowledged and agreed by each Subsidiary Guarantor that such Subsidiary Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other Person, and such Subsidiary Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that any parties other than the Obligors will be liable to perform the Guaranteed Obligations, or that the Holders will look to other parties to perform the Guaranteed Obligations;

(vi)                              the taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Obligations;

(vii)                           any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including negligent, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations;

(viii)                        the failure of any Holder or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;

(ix)                                the fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by each Subsidiary Guarantor that such Subsidiary Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral;

(x)                                   any payment by any Obligor to any Holder being held to constitute a preference under any Fraudulent Conveyance Law, or for any reason any Holder being required to refund such payment or pay such amount to any Obligor or someone else;

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(xi)                                any other action taken or omitted to be taken with respect to the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices such Subsidiary Guarantor or increases the likelihood that such Subsidiary Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof, it being the unambiguous and unequivocal intention of such Subsidiary Guarantor that it shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action or omission whatsoever, whether or not contemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Guaranteed Obligations in cash;

(xii)                             the fact that all or any of the Guaranteed Obligations cease to exist by operation of law, including by way of a discharge, limitation or tolling thereof under applicable bankruptcy laws;

(xiii)                          any other circumstance (including any statute of limitations) that might in any manner or to any extent otherwise constitute a defense available to, vary the risk of, or operate as a discharge of, any Obligor or any Person as a matter of law or equity;

(xiv)                         any merger or consolidation of any Obligor or any Subsidiary Guarantor into or with any other Person or any sale, lease or transfer of any of the assets of any Obligor to any other Person;

(xv)                            any change in the ownership of any shares of capital stock of any Obligor, or any change in the relationship between any Obligor and such Subsidiary Guarantor or any termination of any such relationship;

(xvi)                         any default, failure or delay, willful or otherwise, in the performance by any Obligor, any Subsidiary Guarantor or any other Person of any obligations of any kind or character whatsoever under the Note Purchase Agreement or any other agreement;

(xvii)                      any merger or consolidation of any Obligor or any Subsidiary Guarantor or any other Person into or with any other Person or any sale, lease, transfer or other disposition of any of the assets of any Obligor, any Subsidiary Guarantor or any other Person to any other Person, or any change in the ownership of any shares or partnership interests of any Obligor, any Subsidiary Guarantor or any other Person;

(xviii)                   in respect of any Obligor, any Subsidiary Guarantor or any other Person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to any Obligor, any Subsidiary Guarantor or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotion, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any Federal or state regulatory body or agency, change of law or any other causes affecting performance, or any other force majeure, whether or not beyond the

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control of any Obligor, any Subsidiary Guarantor or any other Person and whether or not of the kind hereinbefore specified; or

(xix)                           any other occurrence, circumstance, or event whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, and any other circumstance which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against such Subsidiary Guarantor;

provided that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this Guaranty and the parties hereto that the obligations of each Subsidiary Guarantor shall be absolute and unconditional and shall not be discharged, impaired or varied except by the payment and performance of all obligations of the Obligors under the Note Purchase Agreement and the Notes in accordance with their respective terms as each may be amended or modified from time to time.  Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, any Obligor or any Subsidiary Guarantor shall default under or in respect of the terms of the Note Purchase Agreement and that notwithstanding recovery hereunder for or in respect of any given default or defaults by any Obligor or any Subsidiary Guarantor under the Note Purchase Agreement, this Guaranty shall remain in full force and effect and shall apply to each and every subsequent default.  All waivers herein contained shall be without prejudice to the Holders at their respective options to proceed against any Obligor, any Subsidiary Guarantor or other Person, whether by separate action or by joinder.

(d)                                 Each Subsidiary Guarantor hereby consents and agrees that any Holder or Holders from time to time, with or without any further notice to or assent from any other Subsidiary Guarantor may, without in any manner affecting the liability of any Subsidiary Guarantor under this Guaranty, and upon such terms and conditions as any such Holder or Holders may deem advisable:

(i)                                     extend in whole or in part (by renewal or otherwise), modify, change, compromise, release or extend the duration of the time for the performance or payment of any debt, liability or obligation of any Obligor or any Subsidiary Guarantor or of any other Person secondarily or otherwise liable for any debt, liability or obligations of any Obligor on the Note Purchase Agreement or the Notes, or waive any Default or Event of Default with respect thereto, or waive, modify, amend or change any provision of any other agreement or waive this Guaranty; or

(ii)                                  sell, release, surrender, modify, impair, exchange or substitute any and all property, of any nature and from whomsoever received, held by, or for the benefit of, any such Holder as direct or indirect security for the payment or performance of any debt, liability or obligation of any Obligor, any Subsidiary Guarantor or of any other Person secondarily or otherwise liable for any debt, liability or obligation of any Obligor on the Note Purchase Agreement or the Notes; or

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(iii)                               settle, adjust or compromise any claim of any Obligor or any Subsidiary Guarantor against any other Person secondarily or otherwise liable for any debt, liability or obligation of any Obligor on the Note Purchase Agreement or the Notes; or

(iv)                              purchase Additional Notes form time to time from the Obligors pursuant to the terms and provisions of the Note Purchase Agreement.

Each Subsidiary Guarantor hereby ratifies and confirms any such extension, renewal, change, sale, release, waiver, surrender, exchange, modification, amendment, impairment, substitution, settlement, adjustment, compromise or purchase Additional Notes and that the same shall be binding upon it, and hereby waives, to the fullest extent permitted by law, any and all defenses, counterclaims or offsets which it might or could have by reason thereof, it being understood that such Subsidiary Guarantor shall at all times be bound by this Guaranty and remain liable hereunder.

(e)                                  All rights of any Holder may be transferred or assigned at any time in accordance with the Note Purchase Agreement and shall be considered to be transferred or assigned at any time or from time to time upon the transfer of such Note in accordance with the Note Purchase Agreement without the consent of or notice to the Subsidiary Guarantors under this Guaranty.

(f)                                    No Holder shall be under any obligation:  (i) to marshal any assets in favor of the Subsidiary Guarantors or in payment of any or all of the liabilities of any Obligor or any Subsidiary Guarantor under or in respect of the Notes or the obligations of any Obligor and the Subsidiary Guarantors under the Note Purchase Agreement or (ii) to pursue any other remedy that the Subsidiary Guarantors may or may not be able to pursue themselves and that may lighten the Subsidiary Guarantors’ burden, any right to which each Subsidiary Guarantor hereby expressly waives.

Section 4.                                                 Full Recourse Obligations; Pari Passu Ranking.

Subject to the Maximum Guaranteed Amount specified above, the obligations of each Subsidiary Guarantor set forth herein constitute the full recourse obligations of such Subsidiary Guarantor enforceable against it to the full extent of all its assets and properties.

The respective obligations under this Guaranty of the Subsidiary Guarantors are and at all times shall remain direct and unsecured obligations of the Subsidiary Guarantors ranking pari passu as against the assets of the Subsidiary Guarantors without any preference among themselves and pari passu with all other present and future unsecured Debt (actual or contingent) of the Subsidiary Guarantors which is not expressed to be subordinate or junior in rank to any other unsecured Debt of the Subsidiary Guarantors.

Section 5.                                                 Waiver.

Each Subsidiary Guarantor unconditionally waives, to the extent permitted by applicable law:

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(a)                                  notice of any of the matters referred to in Section 3;

(b)                                 notice to such Subsidiary Guarantor of the incurrence of any of the Guaranteed Obligations, notice to such Subsidiary Guarantor of any breach or default by any Obligor or such Subsidiary Guarantor with respect to any of the Guaranteed Obligations or any other notice that may be required, by statute, rule of law or otherwise, to preserve any rights of any Holder against such Subsidiary Guarantor;

(c)                                  presentment to any Obligor or such Subsidiary Guarantor or of payment from any Obligor or such Subsidiary Guarantor with respect to any Note or other Guaranteed Obligation or protest for nonpayment or dishonor;

(d)                                 any right to the enforcement, assertion, exercise or exhaustion by any Holder of any right, power, privilege or remedy conferred in any Note, the Note Purchase Agreement or otherwise;

(e)                                  any requirement of diligence on the part of any Holder;

(f)                                    any requirement to mitigate the damages resulting from any default under the Notes or the Note Purchase Agreement;

(g)                                 any notice of any sale, transfer or other disposition of any right, title to or interest in any Note or other Guaranteed Obligation by any Holder, assignee or participant thereof, or in the Note Purchase Agreement;

(h)                                 any release of any Subsidiary Guarantor from its obligations hereunder resulting from any loss by it of its rights of subrogation hereunder; and

(i)                                     any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or which might otherwise limit recourse against such Subsidiary Guarantor.

Section 6.                                                 Waiver of Subrogation.

Notwithstanding any payment or payments made by any Subsidiary Guarantor hereunder, or any application by any Holder of any security or of any credits or claims, no Subsidiary Guarantor will assert or exercise any rights of any Holder or of such Subsidiary Guarantor against any Obligor to recover the amount of any payment made by such Subsidiary Guarantor to any Holder hereunder by way of any claim, remedy or subrogation, reimbursement, exoneration, contribution, indemnity, participation or otherwise arising by contract, by statute, under common law or otherwise, and such Subsidiary Guarantor shall not have any right of recourse to or any claim against assets or property of any Obligor, in each case unless and until the Guaranteed Obligations have been paid in full.  Until such time (but not thereafter), each Subsidiary Guarantor hereby expressly waives any right to exercise any claim, right or remedy which such Subsidiary Guarantor may now have or hereafter acquire against any Obligor or any other Subsidiary Guarantor that arises under the Notes, the Note Purchase Agreement or from the

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performance by any Subsidiary Guarantor of the guaranty hereunder including any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification or participation in any claim, right or remedy of any Holder against any Obligor or any Subsidiary Guarantor, or any security that any Holder now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.  If any amount shall be paid to a Subsidiary Guarantor by any Obligor or another Subsidiary Guarantor after payment in full of the Guaranteed Obligations, and all or any portion of the Guaranteed Obligations shall thereafter be reinstated in whole or in part and any Holder is required to repay any sums received by any of them in payment of the Guaranteed Obligations, this Guaranty shall be automatically reinstated and such amount shall be held in trust for the benefit of the Holders and shall forthwith be paid to the Holders to be credited and applied to the Guaranteed Obligations, whether matured or unmatured.  The provisions of this paragraph shall survive the termination of this Guaranty, and any satisfaction and discharge of the Obligors by virtue of any payment, court order or any Federal or state law.

Section 7.                                                 Subordination.

If any Subsidiary Guarantor is or becomes the holder of any indebtedness payable by any Obligor or another Subsidiary Guarantor, each Subsidiary Guarantor hereby subordinates all indebtedness owing to it from any Obligor or such other Subsidiary Guarantor to all indebtedness of the Obligors to the Holders, and agrees that, during the continuance of any Event of Default, it shall not accept any payment on the same until payment in full of the Guaranteed Obligations and shall in no circumstance whatsoever attempt to set-off or reduce any obligations hereunder because of such indebtedness.  If any amount shall nevertheless be paid in violation of the foregoing to a Subsidiary Guarantor by any Obligor or another Subsidiary Guarantor prior to payment in full of the Guaranteed Obligations, such amount shall be held in trust for the benefit of the Holders and shall forthwith be paid to the Holders to be credited and applied to the Guaranteed Obligations, whether matured or unmatured.

Section 8.                                                 Effect of Bankruptcy Proceedings, Etc.

(a)                                  If after receipt of any payment of, or proceeds of any security applied (or intended to be applied) to the payment of all or any part of, the Guaranteed Obligations, any Holder is for any reason compelled to surrender or voluntarily surrenders (under circumstances in which it believes it could reasonably be expected to be so compelled if it did not voluntarily surrender), such payment or proceeds to any Person (i) because such payment or application of proceeds is or may be avoided, invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, fraudulent conveyance, fraudulent transfer, impermissible set-off or a diversion of trust funds or (ii) for any other similar reason, including, without limitation, (x) any judgment, decree or order of any court or administrative body having jurisdiction over any Holder or any of their respective properties or (y) any settlement or compromise of any such claim effected by any Holder with any such claimant (including any Obligor), then the Guaranteed Obligations or part thereof intended to be satisfied shall be reinstated and continue, and this Guaranty shall continue in full force as if such payment or proceeds had not been received, notwithstanding any revocation thereof or the cancellation of any Note or any other instrument evidencing any

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Guaranteed Obligations or otherwise, and the Subsidiary Guarantors, jointly and severally, shall be liable to pay the Holders, and hereby do indemnify the Holders and hold them harmless for, the amount of such payment or proceeds so surrendered and all expenses (including reasonable attorneys’ fees, court costs and expenses attributable thereto) incurred by any Holder in defense of any claim made against any of them that any payment or proceeds received by any Holder in respect of all or part of the Guaranteed Obligations must be surrendered.  The provisions of this paragraph shall survive the termination of this Guaranty, and any satisfaction and discharge of any Obligor by virtue of any payment, court order or any Federal or state law.

(b)                                 If an event permitting the acceleration of the maturity of any of the Guaranteed Obligations shall at any time have occurred and be continuing, and such acceleration shall at such time be prevented by reason of the pendency against any Obligor or any other Person of any case or proceeding contemplated by Section 8(a) hereof, then, for the purpose of defining the obligation of any Subsidiary Guarantor under this Guaranty, the maturity of the principal amount of the Guaranteed Obligations shall be deemed to have been accelerated with the same effect as if an acceleration had occurred in accordance with the terms of such Guaranteed Obligations, and such Subsidiary Guarantor shall forthwith pay such principal amount, all accrued and unpaid interest thereon, and all other Guaranteed Obligations, due or that would have become due but for such case or proceeding, without further notice or demand.

Section 9.                                                 Term of Guaranty.

This Guaranty and all guarantees, covenants and agreements of each Subsidiary Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the principal of and interest on the Notes, the other Guaranteed Obligations and other independent payment obligations of such Subsidiary Guarantor under this Guaranty shall be paid in cash and performed in full, and all of the agreements of each of the other Subsidiary Guarantors hereunder shall be duly paid in cash and performed in full.

Section 10.                                           Contribution.

In order to provide for just and equitable contribution among the Subsidiary Guarantors, each Subsidiary Guarantor agrees that, to the extent any Subsidiary Guarantor makes any payment hereunder on any date which, when added to all preceding payments made by such Subsidiary Guarantor hereunder, would result in the aggregate payments by such Subsidiary Guarantor hereunder exceeding its Percentage (as defined below) of all payments then or theretofore made by all Subsidiary Guarantors hereunder, such Subsidiary Guarantor shall have a right of contribution against each other Subsidiary Guarantor whose aggregate payments then or theretofore made hereunder are less than its Percentage of all payments by all Subsidiary Guarantors then or theretofore made hereunder, in an amount such that, after giving effect to any such contribution rights, each Subsidiary Guarantor will have paid only its Percentage of all payments by all Subsidiary Guarantors then or theretofore made hereunder.  A Subsidiary Guarantor’s “Percentage” on any date shall mean the percentage obtained by dividing (a) the Adjusted Net Assets of such Subsidiary Guarantor on such date by (b) the sum of the Adjusted Net Assets of all Subsidiary Guarantors on such date.  “Adjusted Net Assets” means, for each

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Subsidiary Guarantor on any date, the lesser of (i) the amount by which the fair value of the property of such Subsidiary Guarantor exceeds the total amount of liabilities, including contingent liabilities, but excluding liabilities under this Guaranty, of such Subsidiary Guarantor on such date and (ii) the amount by which the present fair salable value of the assets of such Subsidiary Guarantor on such date exceeds the amount that will be required to pay the probable liability of such Subsidiary Guarantor on its debts, excluding debt in respect of this Guaranty, as they become absolute and matured.

Section 11.                                           Limitation of Liability.

Each Subsidiary Guarantor hereby confirms that it is the intention of such Subsidiary Guarantor that the guarantee by such Subsidiary Guarantor pursuant to this Guaranty not constitute a fraudulent transfer or conveyance for purposes of Title 11 of the United States Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar applicable Federal or state law (all such statutes and laws are collectively referred to as “Fraudulent Conveyance Laws”).  To effectuate the foregoing intention, each Subsidiary Guarantor hereby irrevocably agrees that the obligations of such Subsidiary Guarantor under this Guaranty shall be limited to the amount as will, after giving effect to all rights to receive any collections from or payments by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor pursuant to Section 10 hereof, result in the obligations of such Subsidiary Guarantor under this Guaranty not constituting such a fraudulent transfer or conveyance.  In the event that the liability of any Subsidiary Guarantor hereunder is limited pursuant to this Section 11 to an amount that is less than the total amount of the Guaranteed Obligations, then it is understood and agreed that the portion of the Guaranteed Obligations for which such Subsidiary Guarantor is liable hereunder shall be the last portion of the Guaranteed Obligations to be repaid.

Section 12.                                           Negative Pledge.

Except as permitted under Section 10.4 of the Note Purchase Agreement, no Subsidiary Guarantor will create any Lien on its assets to any other Person during the pendency of this Guaranty except for Liens permitted by Section 10.4 of the Note Purchase Agreement.

Section 13.                                           Supplemental Agreement.

Upon execution and delivery by a Subsidiary of a Supplemental Agreement substantially in the form of Exhibit A hereto, such Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor herein.  The execution and delivery of any such instrument shall not require the consent of any other Subsidiary Guarantor hereunder.  The rights and obligations of each Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor as a party to this Guaranty.

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Section 14.                                           Definitions and Terms Generally.

(a)                                  Unless otherwise defined herein, capitalized terms defined in the Note Purchase Agreement are used herein as defined therein.  In addition, the following terms shall have the following meanings.

“Adjusted Net Assets” has the meaning specified in Section 10 hereof.

“Fraudulent Conveyance Laws” has the meaning specified in Section 11 hereof.

“Guaranteed Obligations” has the meaning specified in Section 1 hereof.

“Guaranty” has the meaning specified in the introduction hereto.

“Holders” has the meaning specified in the introduction hereto.

“Material Adverse Effect” means a material adverse effect (a) on the business, financial condition, operations or Properties of a Subsidiary Guarantor taken as a whole or (b) on its ability to perform its obligations hereunder.

“Maximum Guaranteed Amount” shall mean, for each Subsidiary Guarantor, the maximum amount which any Subsidiary Guarantor could pay under this Guaranty without having such payment set aside as a fraudulent transfer or conveyance or similar action under Fraudulent Conveyance Law.

“Note Purchase Agreement” has the meanings specified in the Recitals hereto.

“Notes” has the meanings specified in the Recitals hereto.

“Percentage” has the meaning specified in Section 10 hereof.

“Required Holders” is has the meaning specified in the Note Purchase Agreement.

“Subsidiary Guarantor” has the meaning specified in the introduction hereto.

(b)                                 Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Guaranty unless the context shall otherwise require.

Section 15.                                           Notices.

All notices under the terms and provisions hereof shall be in writing (with charges prepaid), and shall be delivered or sent by hand, by telecopy, by express courier service or by registered or certified mail, return receipt requested, postage prepaid, addressed,

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(a)                                  if to any Holder, at the address set forth in the Note Purchase Agreement, or at such other address as any such Holder shall from time to time designate to the Obligors,

(b)                                 if to a Subsidiary Guarantor, at the address of such Subsidiary Guarantor set forth on the signature pages hereto or at such other address as such Subsidiary Guarantor shall from time to time designate in writing to each Holder.

A notice or communication shall be deemed to have been duly given and effective:

(a)                                  when delivered (whether or not accepted), if personally delivered;

(b)                                 five business days after being deposited in the mail, postage prepaid, if delivered by first-class mail (whether or not accepted);

(c)                                  when sent, if sent via facsimile;

(d)                                 when delivered if sent by registered or certified mail (whether or not accepted); and

(e)                                  on the next Business Day if timely delivered by an overnight air courier, with charges prepaid (whether or not accepted).

Section 16.                                           Amendments, Etc.

No amendment, alteration, modification or waiver of any term or provision of this Guaranty, nor consent to any departure by any Subsidiary Guarantor therefrom, shall in any event be effective unless the same shall be in writing and consented to by the Required Holders provided, however, that any amendment, alteration, modification or waiver of the terms and conditions contained in Section 1 hereof shall require consent from all Holders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 17.                                           Consent to Jurisdiction; Service of Process..

(a)                                  Each Subsidiary Guarantor irrevocably submits to the nonexclusive in personam jurisdiction of any New York State or federal court sitting in New York City, over any suit, action or proceeding arising out of or relating to this Guaranty or the Notes.  To the fullest extent it may effectively do so under applicable law, each Subsidiary Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the in personam jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

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(b)                                 Each Subsidiary Guarantor agrees, to the fullest extent it may effectively do so under applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in paragraph (a) of this Section 17 brought in any such court shall be conclusive and binding upon such party, subject to rights of appeal and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which such party is or may be subject) by a suit upon such judgment.

(c)                                  Each Subsidiary Guarantor consents to process being served in any suit, action or proceeding of the nature referred to in paragraph (a) of this Section 17 by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of each Subsidiary Guarantor specified in Section 15 or at such other address of which you shall then have been notified pursuant to said Section or to any agent for service of process appointed pursuant to the provisions of Section 27.  Each Subsidiary Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the full extent permitted by law, be taken and held to be valid personal service upon and personal delivery to such party.  Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(d)                                 Nothing in this Section 17 shall affect the right of any holder of Notes to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against any Subsidiary Guarantor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

Section 18.                                           Waiver of Jury Trial.

Each Subsidiary Guarantor and by its acceptance hereof each holder, to the fullest extent permitted by applicable law, irrevocably and unconditionally waives the right to trial by jury in any legal or equitable action, suit or proceeding arising out of or relating to this Guaranty or the Note Purchase Agreement or any transaction contemplated hereby or thereby or the subject matter of any of the foregoing.

Section 19.                                           Survival.

All warranties, representations and covenants made by each Subsidiary Guarantor herein or in any written certificate or other instrument required to be delivered by it or on its behalf hereunder or under the Note Purchase Agreement shall be considered to have been relied upon by the Holders and shall survive the execution and delivery of this Guaranty, regardless of any investigation made by any Holder or on such Holder’s behalf.  All statements in any such certificate or other instrument shall constitute warranties and representations by such Subsidiary Guarantor hereunder.

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Section 20.                                           Severability.

Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, each Subsidiary Guarantor hereby waives any provision of law that renders any provisions hereof prohibited or unenforceable in any respect.

Section 21.                                           Successors and Assigns.

The terms of this Guaranty shall be binding upon each Subsidiary Guarantor and its successors and assigns and shall inure to the benefit of the Holders and their respective successors and assigns.

Section 22.                                           Table of Contents; Headings.

The section and paragraph headings in this Guaranty and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof, and all references herein to numbered sections, unless otherwise indicated, are to sections in this Guaranty.

Section 23.                                           Counterparts.

This Guaranty may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

Section 24.                                           Governing Law.

This Guaranty shall in all respects be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without regard to the conflicts of laws principles of such state.

Section 25.                                           Covenant Compliance.

Each Subsidiary Guarantor agrees to comply with each of the covenants contained herein and in the Note Purchase Agreement that imposes or purports to impose, by reference to such Subsidiary Guarantor, express or otherwise, through agreements with the Obligors, restrictions or obligations on such Subsidiary Guarantor.

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In Witness Whereof, each party hereto has caused this Subsidiary Guaranty Agreement to be duly executed as of the date first above written.

Family Dollar Services, Inc., a North Carolina corporation

By:	/s/ R. James Kelly
Name: R. James Kelly
Title: Vice Chairman, Chief Financial Officer and Chief Administrative Officer

Family Dollar Operations, Inc., a North Carolina corporation

By:	/s/ R. James Kelly
Name: R. James Kelly
Title: Vice Chairman, Chief Financial Officer and Chief Administrative Officer

Family Dollar Trucking, Inc., a North Carolina corporation

By:	/s/ R. James Kelly
Name: R. James Kelly
Title: Vice Chairman, Chief Financial Officer and Chief Administrative Officer

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Exhibit A

Form of Supplemental Agreement

Supplemental Agreement dated as of                           ,            from                            , a                   corporation (the “New Subsidiary”), for the benefit of the Holders (as defined in the Guaranty referred to below).  Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Subsidiary Guaranty Agreement, dated as of September 27, 2005 (the “Guaranty”), from: (i) [names of guarantors] (        ) such other Subsidiaries (as defined below) as shall become parties thereto in accordance therewith, for the benefit of the Holders (as such term is defined in such Guaranty).

Whereas, Family Dollar Stores, Inc., a Delaware corporation, and Family Dollar, Inc., a North Carolina corporation (each individually an “Obligor” and, collectively, the “Obligors”) has authorized the issue and sale of (i) $169,000,000 5.41% Series 2005-A Senior Notes, Tranche A due September 27, 2015 (the “Tranche A Notes”), and (ii) $81,000,000 5.24% Series 2005-A Senior Notes, Tranche B due September 27, 2015 (the “Tranche B Notes” and, together with the Tranche A Notes, the “Series 2005-A Notes”), pursuant to a Note Purchase Agreement, dated as of September 27, 2005 (as amended, modified or supplemented from time to time, the “Note Purchase Agreement”) among the Obligors and the purchasers named therein.

Whereas, the Obligors are authorized to issue Additional Notes (as such term is defined in the Note Purchase Agreement) of one or more separate series from time to time pursuant to Section 2.2 of the Note Purchase Agreement.

Whereas, the Additional Notes together with the Series 2005-A Notes are collectively referred to as the “Notes”.

Whereas, the New Subsidiary is a Subsidiary of the Obligors.

Whereas, the existing Subsidiaries of the Obligors have entered into the Guaranty.

Whereas, the Note Purchase Agreement requires that certain Subsidiaries become party to the Guaranty (as a Subsidiary Guarantor).

Whereas, the New Subsidiary acknowledges that it has derived or will derive substantial benefits from the issuance of the Notes.

Whereas, the Guaranty specifies that additional Subsidiaries may become Subsidiary Guarantors under such Guaranty by execution and delivery of an instrument in the form of this Agreement.  The undersigned Subsidiary is executing this Agreement in accordance with the requirements of the Note Purchase Agreement in order to become a Subsidiary Guarantor under the Guaranty as consideration for the Notes previously purchased.

Now, Therefore, the New Subsidiary Guarantor agrees as follows:

Section 1.                                          Guaranty.  In accordance with Section 13 of the Guaranty, the New Subsidiary by its signature hereto shall become a Subsidiary Guarantor under such Guaranty with the same force and effect as if originally named therein as a Subsidiary Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of such Guaranty applicable to it as a Subsidiary Guarantor thereunder, (b) represents and warrants that the representations and warranties made by it as a Subsidiary Guarantor under Section 2 of the Subsidiary Guaranty are true and correct on and as of the date hereof, (c) acknowledges receipt of a copy of and agrees to be obligated and bound by the terms of such Guaranty, and (d) agrees that each reference to a “Subsidiary Guarantor” in such Guaranty shall be deemed to include the New Subsidiary.

Section 2.                                          Enforceability.  The New Subsidiary hereby represents and warrants that this Agreement has been duly authorized, executed and delivered by the New Subsidiary and constitutes a legal, valid and binding obligation of the New Subsidiary enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the applicability of creditors’ rights generally and by equitable principles of general applicability (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 3.                                          Effect on Guaranty.  Except as expressly supplemented hereby, the Guaranty shall continue in full force and effect.

Section 4.                                          Governing Law.  This Agreement shall in all respects be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without regard to the conflicts of laws principles of such state.

Section 5.                                          Savings Clause.  To the fullest extent permitted under applicable law, in the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect with respect to the New Subsidiary, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.  The parties shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 6.                                          Notices.  All communications to the New Subsidiary shall be given to it at the address or telecopy number set forth under its signature hereto.

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In Witness Whereof, the New Subsidiary has duly executed this Agreement as of the day and year first above written.

[NEW SUBSIDIARY]

By:
Name:
Title:
Address:

Telecopy:

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